RULE 22C-2 AGREEMENT

AGREEMENT entered into as of August 30, 2006, by and among the Allianz Variable Insurance Products Trust, the Allianz Variable Insurance Products Fund of Funds Trust, Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C. Hereinafter, the Allianz Variable Insurance Products Trust and the Allianz Variable Insurance Products Fund of Funds Trust are collectively referred to as the "Trusts"; and Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C are collectively referred to as the "Intermediaries" and individually as an "Intermediary."

WHEREAS, each of the Trusts is a Delaware statutory trust registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940;

WHEREAS, each of Allianz Life Variable Account A and Allianz Life Variable Account B is an insurance company separate account of Allianz Life Insurance Company of North America registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, and Allianz Life of NY Variable Account C is an insurance company separate account of Allianz Life Insurance Company of New York registered as a UNIT investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940; and

WHEREAS, the Trusts and the Intermediaries wish to cooperate in complying with Rule 22c-2 under the Investment Company Act of 1940;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Trusts and the Intermediaries hereby agree as follows:

1. DEFINITIONS

          1.1 The term "1940 Act" means the Investment Company Act of 1940, as amended.

          1.2 The terms "Fund" and "Funds" refer to one or more, as the case may be, of the outstanding series of the Trusts. The terms do not include any "excepted funds" as defined in SEC Rules 22c-2(b) under the 1940 Act.

          1.3 The term "Units" means the interests of Contract Owners corresponding to the redeemable securities of record issued by the Fund under the 1940 Act that are held by any Intermediary.


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          1.4 The term "Contract Owner" means the holder of interests in a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York.

          1.5 The term "written" includes electronic writings and facsimile transmissions.

2.       AGREEMENT TO PROVIDE INFORMATION.

         The Intermediaries agree to provide to the Funds, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Contract Owner(s) of the account and the amount, date, name, or other identifier of any investment professional(s) associated with the Contract Owner(s) or account, if known, and transaction type of every purchase, redemption, transfer, or exchange of Units held through an account maintained by the Intermediaries during the period covered by the request.

         2.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, generally not to exceed a period of 180 days ending on the date of the request, for which transaction information is sought; provided, however, that the Trusts may request transaction information older than 180 days from the date of the request as they deem necessary to investigate compliance with policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         2.2 FORM AND TIMING OF RESPONSE. The Intermediaries agree to transmit the requested information that is on their books and records to the Trusts or their designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on the Intermediaries' books and records, the Intermediaries agree to use reasonable efforts to: (i) promptly obtain. and transmit the requested information; (ii) OBTAIN assurances from the Contract Owner that the requested information will be provided directly to the Trusts promptly; or (iii) if directed by the Trust(s), block further purchases of Fund shares for the benefit of such Contract Owner. In such instance, each Intermediary agrees to inform the Trust(s) whether it plans to perform (i), (ii), or (iii). Any response required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties.

         2.3 LIMITATIONS ON USE OF INFORMATION. The Trusts agree not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediaries.

3.       AGREEMENT TO RESTRICT TRADING.

         The Intermediaries agree to execute written instructions from the Trusts to restrict or prohibit further purchases or exchanges of shares for the benefit of a Contract


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        Owner who has been identified by the Trusts as having engaged in transactions of a Fund's Shares, directly or INDIRECTLY through an Intermediary's account, that violate policies established by the Trusts for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares of a Fund.

        3.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Contract Owner(s) or account(s), or other agreed upon information to which the instruction relates.

        3.2 TIMING OF RESPONSE. Each Intermediary agrees to execute any instruction given by the Trusts under THIS Section 3 as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

        3.3 CONFIRMATION BY INTERMEDIARY. The Intermediary must provide written confirmation to the Trust(s) that instructions given under this Section 3 have been executed. Each Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after such instructions have been executed.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

by: /s/Jeffrey W. Kletti
       Jeffrey W. Kletti
       President


ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

by: /s/Jeffrey W. Kletti
       Jeffrey W. Kletti
       President

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
ALLIANZ LIFE VARIABLE ACCOUNT A
ALLIANZ LIFE VARIABLE ACCOUNT B

by: /s/Frank C. Tonnemaker
       Frank C. Tonnemaker
       Vice President, Variable



ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

By: /s/Frank C. Tonnemaker
       Frank C. Tonnemaker
       Senior Vice President II

                 RULE 22C-2 AMENDMENT TO PARTICIPATION AGREEMENT

         AMENDMENT entered into as of 02/28 , 2007, by and between Allianz Global Investors Distributors LLC ("AGID"), the principal underwriter for Premier VIT and PIMCO Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") and _ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA_ ("Intermediary").

         WHEREAS, Intermediary, pursuant to a Participation Agreement (as defined below), purchases Shares of the Trusts to fund certain variable life insurance or variable annuity contracts issued by Intermediary ("Contracts"); and

         WHEREAS, AGID and Intermediary (each a "Party" and, together, the "Parties") seek to enter into this Amendment in order for the Trusts, AGID and Intermediary to comply with the requirements of Rule 22c-2 ("Rule 22c-2") under the Investment Company Act of 1940, as amended (the "1940 Act"), and to make other changes to the Participation Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID and Intermediary hereby agree as follows:


A.                CONTRACTHOLDER INFORMATION

A.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide Fund Agent, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number, if known, of any or all Contractholder(s) of the account, the name or other identifier of any investment professional(s) associated with the Contractholder(s) or account (if known), and the amount, date and transaction thype (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund Agent, the Intermediary shall only be required to provide information relating to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions.

A.1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. Fund Agent may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Fund.

        If requested by Fund Agent, Intermediary will provide the information specified in Section A.1 above for each trading day.

A.1.2. FORM AND TIMING OF RESPONSE. Intermediary agrees to provide, promptly upon request of Fund Agent, the requested information specified in Section A.1. Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section A.1 is itself a "financial intermediary," as that term is defined in Rule 22c-2 (an "Indirect Intermediary") and, upon request of Fund Agent, promptly either (i) provide (or arrange to have provided) the information set forth in Section A.1 for those Contractholders who hold an account with an Indirect Intermediary or (ii) restrict or prohibit the Indirect Intermediary from purchasing Shares in nominee name on behalf of other persons. Intermediary additionally agrees to inform Fund Agent whether it plans to perform (i) or (ii) above. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties. To the extent practicable, the format for any Contractholder and transaction information provided to Fund Agent should be consistent with the NSCC Standardized Data Reporting Format.

A.1.3. LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

B. EXECUTION OF TRADING RESTRICTION INSTRUCTIONS

B.1. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from Fund Agent to restrict or prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund Agent as having engaged in transactions in Shares (directly or indirectly through Intermediary's account) that violate policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by a Fund. Unless otherwise directed by Fund Agent, any such restrictions or prohibitions shall only apply to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

        B.1.1. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN or GII and the specific individual Contract owner number or participant account number associated with the Contractholder, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Contractholder is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or account(s) or other agreed upon information to which the instruction relates.

        B.1.2. TIMING OF RESPONSE. Intermediary agrees to execute instructions from Fund Agent as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by Intermediary.

        B.1.3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to Fund Agent that Fund Agent's instructions to restrict or prohibit trading have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

C. DEFINITIONS

         For purposes of this Amendment, certain terms are used as defined in the preamble or body of this Amendment. The following terms shall have the following meanings, unless a different meaning is clearly required by the context:

C.1. The term "Contractholder" means the holder of interests in a Contract or a participant in an employee benefit plan with a beneficial interest in a Contract.

C.2. The term "Contractholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as a transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as a result of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as a result of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or
        (v) pre-arranged transfers at the conclusion of a required "free look" period.

        The term "Contractholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

C.3. The term "Funds" shall mean the constituent series of the Trusts, but for purposes of Section A of this Amendment shall not include Funds excepted from the requirements of paragraph (a) of Rule 22c-2 by paragraph (b) of Rule 22c-2.

C.4. The term "Fund Agent" shall mean AGID or such other persons or entities as may be designated as such by the Trusts for purposes of this Amendment from time to time.

C.5. The term "Participation Agreement" shall mean the Participation Agreement and/or other similar agreement(s) relating to transactions in Shares to which Intermediary or any of Intermediary's predecessors, successors or affiliates is a party.

C.6. The term "promptly" shall mean as soon as practicable but in no event later than ten (10) business days from Intermediary's receipt of the request for information from Fund Agent

C.7. The term "Shares" means the interests of Contractholders corresponding to the redeemable securities of record issued by a Fund.

C.8. The term "written" includes electronic writings and facsimile transmissions.

In addition, for purposes of this Amendment, the term "purchase" does not include the automatic reinvestment of dividends or distributions.

D.      ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         The Participation Agreement is hereby further amended to incorporate the provisions set forth in EXHIBIT A hereto.

E.       SCOPE OF AMENDMENT

         Intermediary acknowledges and agrees that this Amendment shall apply to the handling of all transactions in Shares, whether authorized under the Participation Agreement or any other agreement between or among Intermediary and a Trust, any transfer agent of a Trust, AGID, any other Fund Agent or any of their affiliates, and further acknowledges and agrees that the Participation Agreement and any other such agreement is hereby modified to the extent necessary to reflect the agreements herein.

F.       EFFECTIVE DATE

         This Amendment shall be effective upon its execution hereof or, if later, upon the effectiveness of the provisions of Rule 22c-2 relating to agreements with "financial intermediaries" (as such term is defined in Rule 22c-2). Prior to the effective date of this Amendment, AGID and Intermediary agree that any request made to Intermediary by AGID for Contractholder transaction information, and Intermediary's response to such request, shall be governed by whatever practices AGID and Intermediary had utilized in the absence of a formal agreement, if any, to govern such requests.

G.       ADDITIONAL OBLIGATIONS

         It shall be Intermediary's obligation to make any required notification(s) to its Contractholders of the provisions of this Amendment and Intermediary agrees to do so. Intermediary also agrees to provide point of sale disclosure documents to its Contractholders consistent with applicable legal requirements as in effect from time to time.

H.       AMENDMENTS TO COMPLY WITH RULE 22C-2

         Without limiting any other provisions of this Amendment, including those provisions set forth in EXHIBIT A hereto, the Parties agree that AGID may, upon 30 days' written notice to Intermediary, further amend or modify the Participation Agreement without the affirmative consent of Intermediary in order to comply with Rule 22c-2, as such rule may be revised or interpreted by the Securities and Exchange Commission or its staff. Notice for these purposes shall be deemed to be given when mailed or electronically transmitted to Intermediary. Intermediary's submission and a Trust's or its designee's acceptance of an order to purchase, redeem or exchange Shares after the transmission of such notice shall represent Intermediary's acknowledgement and acceptance of the terms and conditions of any such amendment.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first above written.

                            ALLIANZ GLOBAL INVESTORS

                                                     DISTRIBUTORS LLC

                                                     /S/ ILLEGIBLE

                                                     By:
                                                     Title:   VP

Legal name of Intermediary:

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
On behalf of its separate accounts Allianz Life Variable Account A and Allianz Life Variable Account B

/S/         STEWART D. GREGG

By:      Stewart D. Gregg
Title:   Vice President II

                                    EXHIBIT A

                ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         Capitalized terms used in the provisions set forth below are used as defined in the Participation Agreement.

         COMPLIANCE MATTERS. As required by the Participation Agreement, Intermediary shall comply with provisions of the Prospectuses and Statement of Additional Information of each Trust, and with applicable federal and state securities laws. Among other things, Intermediary shall be responsible for reasonably assuring that: (a) only orders to purchase, redeem or exchange Shares received by Intermediary or any Indirect Intermediary prior to the Valuation Time shall be submitted directly or indirectly by Intermediary to the Fund or its transfer agent or other applicable agent for receipt of a price based on the net asset value per Share calculated for that day in accordance with Rule 22c-1 under the 1940 Act(1); and (b) Intermediary shall cause to be imposed and/or waived applicable redemption fees, if any, only in accordance with the relevant Fund's then current Prospectuses or Statement of Additional Information and/or as instructed by Fund Agent. Intermediary further agrees to make reasonable efforts to assist the Funds and their service providers (including but not limited to Fund Agent) to detect, prevent and report market timing or excessive short-term trading of Shares. To the extent Intermediary has actual knowledge of violations of Fund policies (as set forth in the applicable Fund's then current Prospectuses or Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, if any, Intermediary agrees to report such known violations to Fund Agent. For purposes of this provision, the term "Valuation Time" refers to the time as of which the Shares are valued on each business day, currently the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business.

(1) Orders to purchase, redeem or exchange Fund shares received by Intermediary subsequent to the Valuation Time on any given day shall receive a price based on the next determined net asset value per Share in accordance with Rule 22c-1 under the 1940 Act.

                 RULE 22C-2 AMENDMENT TO PARTICIPATION AGREEMENT

         AMENDMENT entered into as of 02/28 , 2007, by and between Allianz Global Investors Distributors LLC ("AGID"), the principal underwriter for Premier VIT and PIMCO Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") and _ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA_ ("Intermediary").

         WHEREAS, Intermediary, pursuant to a Participation Agreement (as defined below), purchases Shares of the Trusts to fund certain variable life insurance or variable annuity contracts issued by Intermediary ("Contracts"); and

         WHEREAS, AGID and Intermediary (each a "Party" and, together, the "Parties") seek to enter into this Amendment in order for the Trusts, AGID and Intermediary to comply with the requirements of Rule 22c-2 ("Rule 22c-2") under the Investment Company Act of 1940, as amended (the "1940 Act"), and to make other changes to the Participation Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID and Intermediary hereby agree as follows:


A.                CONTRACTHOLDER INFORMATION

A.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide Fund Agent, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number, if known, of any or all Contractholder(s) of the account, the name or other identifier of any investment professional(s) associated with the Contractholder(s) or account (if known), and the amount, date and transaction thype (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund Agent, the Intermediary shall only be required to provide information relating to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions.

A.1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. Fund Agent may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Fund.

        If requested by Fund Agent, Intermediary will provide the information specified in Section A.1 above for each trading day.

A.1.2. FORM AND TIMING OF RESPONSE. Intermediary agrees to provide, promptly upon request of Fund Agent, the requested information specified in Section A.1. Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section A.1 is itself a "financial intermediary," as that term is defined in Rule 22c-2 (an "Indirect Intermediary") and, upon request of Fund Agent, promptly either (i) provide (or arrange to have provided) the information set forth in Section A.1 for those Contractholders who hold an account with an Indirect Intermediary or (ii) restrict or prohibit the Indirect Intermediary from purchasing Shares in nominee name on behalf of other persons. Intermediary additionally agrees to inform Fund Agent whether it plans to perform (i) or (ii) above. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties. To the extent practicable, the format for any Contractholder and transaction information provided to Fund Agent should be consistent with the NSCC Standardized Data Reporting Format.

A.1.3. LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

B. EXECUTION OF TRADING RESTRICTION INSTRUCTIONS

B.1. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from Fund Agent to restrict or prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund Agent as having engaged in transactions in Shares (directly or indirectly through Intermediary's account) that violate policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by a Fund. Unless otherwise directed by Fund Agent, any such restrictions or prohibitions shall only apply to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

        B.1.1. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN or GII and the specific individual Contract owner number or participant account number associated with the Contractholder, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Contractholder is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or account(s) or other agreed upon information to which the instruction relates.

        B.1.2. TIMING OF RESPONSE. Intermediary agrees to execute instructions from Fund Agent as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by Intermediary.

        B.1.3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to Fund Agent that Fund Agent's instructions to restrict or prohibit trading have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

C. DEFINITIONS

         For purposes of this Amendment, certain terms are used as defined in the preamble or body of this Amendment. The following terms shall have the following meanings, unless a different meaning is clearly required by the context:

C.1. The term "Contractholder" means the holder of interests in a Contract or a participant in an employee benefit plan with a beneficial interest in a Contract.

C.2. The term "Contractholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as a transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as a result of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as a result of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or
        (v) pre-arranged transfers at the conclusion of a required "free look" period.

        The term "Contractholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

C.3. The term "Funds" shall mean the constituent series of the Trusts, but for purposes of Section A of this Amendment shall not include Funds excepted from the requirements of paragraph (a) of Rule 22c-2 by paragraph (b) of Rule 22c-2.

C.4. The term "Fund Agent" shall mean AGID or such other persons or entities as may be designated as such by the Trusts for purposes of this Amendment from time to time.

C.5. The term "Participation Agreement" shall mean the Participation Agreement and/or other similar agreement(s) relating to transactions in Shares to which Intermediary or any of Intermediary's predecessors, successors or affiliates is a party.

C.6. The term "promptly" shall mean as soon as practicable but in no event later than ten (10) business days from Intermediary's receipt of the request for information from Fund Agent

C.7. The term "Shares" means the interests of Contractholders corresponding to the redeemable securities of record issued by a Fund.

C.8. The term "written" includes electronic writings and facsimile transmissions.

In addition, for purposes of this Amendment, the term "purchase" does not include the automatic reinvestment of dividends or distributions.

D.      ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         The Participation Agreement is hereby further amended to incorporate the provisions set forth in EXHIBIT A hereto.

E.       SCOPE OF AMENDMENT

         Intermediary acknowledges and agrees that this Amendment shall apply to the handling of all transactions in Shares, whether authorized under the Participation Agreement or any other agreement between or among Intermediary and a Trust, any transfer agent of a Trust, AGID, any other Fund Agent or any of their affiliates, and further acknowledges and agrees that the Participation Agreement and any other such agreement is hereby modified to the extent necessary to reflect the agreements herein.

F.       EFFECTIVE DATE

         This Amendment shall be effective upon its execution hereof or, if later, upon the effectiveness of the provisions of Rule 22c-2 relating to agreements with "financial intermediaries" (as such term is defined in Rule 22c-2). Prior to the effective date of this Amendment, AGID and Intermediary agree that any request made to Intermediary by AGID for Contractholder transaction information, and Intermediary's response to such request, shall be governed by whatever practices AGID and Intermediary had utilized in the absence of a formal agreement, if any, to govern such requests.

G.       ADDITIONAL OBLIGATIONS

         It shall be Intermediary's obligation to make any required notification(s) to its Contractholders of the provisions of this Amendment and Intermediary agrees to do so. Intermediary also agrees to provide point of sale disclosure documents to its Contractholders consistent with applicable legal requirements as in effect from time to time.

H.       AMENDMENTS TO COMPLY WITH RULE 22C-2

         Without limiting any other provisions of this Amendment, including those provisions set forth in EXHIBIT A hereto, the Parties agree that AGID may, upon 30 days' written notice to Intermediary, further amend or modify the Participation Agreement without the affirmative consent of Intermediary in order to comply with Rule 22c-2, as such rule may be revised or interpreted by the Securities and Exchange Commission or its staff. Notice for these purposes shall be deemed to be given when mailed or electronically transmitted to Intermediary. Intermediary's submission and a Trust's or its designee's acceptance of an order to purchase, redeem or exchange Shares after the transmission of such notice shall represent Intermediary's acknowledgement and acceptance of the terms and conditions of any such amendment.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first above written.

                            ALLIANZ GLOBAL INVESTORS

                                                     DISTRIBUTORS LLC

                                                     /S/ ILLEGIBLE

                                                     By:
                                                     Title:   VP

Legal name of Intermediary:

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
On behalf of its separate accounts Allianz Life Variable Account A and Allianz Life Variable Account B

/S/         STEWART D. GREGG

By:      Stewart D. Gregg
Title:   Vice President II

                                    EXHIBIT A

                ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         Capitalized terms used in the provisions set forth below are used as defined in the Participation Agreement.

         COMPLIANCE MATTERS. As required by the Participation Agreement, Intermediary shall comply with provisions of the Prospectuses and Statement of Additional Information of each Trust, and with applicable federal and state securities laws. Among other things, Intermediary shall be responsible for reasonably assuring that: (a) only orders to purchase, redeem or exchange Shares received by Intermediary or any Indirect Intermediary prior to the Valuation Time shall be submitted directly or indirectly by Intermediary to the Fund or its transfer agent or other applicable agent for receipt of a price based on the net asset value per Share calculated for that day in accordance with Rule 22c-1 under the 1940 Act(1); and (b) Intermediary shall cause to be imposed and/or waived applicable redemption fees, if any, only in accordance with the relevant Fund's then current Prospectuses or Statement of Additional Information and/or as instructed by Fund Agent. Intermediary further agrees to make reasonable efforts to assist the Funds and their service providers (including but not limited to Fund Agent) to detect, prevent and report market timing or excessive short-term trading of Shares. To the extent Intermediary has actual knowledge of violations of Fund policies (as set forth in the applicable Fund's then current Prospectuses or Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, if any, Intermediary agrees to report such known violations to Fund Agent. For purposes of this provision, the term "Valuation Time" refers to the time as of which the Shares are valued on each business day, currently the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business.

(1) Orders to purchase, redeem or exchange Fund shares received by Intermediary subsequent to the Valuation Time on any given day shall receive a price based on the next determined net asset value per Share in accordance with Rule 22c-1 under the 1940 Act.

                 RULE 22C-2 AMENDMENT TO PARTICIPATION AGREEMENT

         AMENDMENT entered into as of 02/28 , 2007, by and between Allianz Global Investors Distributors LLC ("AGID"), the principal underwriter for Premier VIT and PIMCO Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") and _ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA_ ("Intermediary").

         WHEREAS, Intermediary, pursuant to a Participation Agreement (as defined below), purchases Shares of the Trusts to fund certain variable life insurance or variable annuity contracts issued by Intermediary ("Contracts"); and

         WHEREAS, AGID and Intermediary (each a "Party" and, together, the "Parties") seek to enter into this Amendment in order for the Trusts, AGID and Intermediary to comply with the requirements of Rule 22c-2 ("Rule 22c-2") under the Investment Company Act of 1940, as amended (the "1940 Act"), and to make other changes to the Participation Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID and Intermediary hereby agree as follows:


A.                CONTRACTHOLDER INFORMATION

A.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide Fund Agent, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number, if known, of any or all Contractholder(s) of the account, the name or other identifier of any investment professional(s) associated with the Contractholder(s) or account (if known), and the amount, date and transaction thype (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund Agent, the Intermediary shall only be required to provide information relating to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions.

A.1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. Fund Agent may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Fund.

        If requested by Fund Agent, Intermediary will provide the information specified in Section A.1 above for each trading day.

A.1.2. FORM AND TIMING OF RESPONSE. Intermediary agrees to provide, promptly upon request of Fund Agent, the requested information specified in Section A.1. Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section A.1 is itself a "financial intermediary," as that term is defined in Rule 22c-2 (an "Indirect Intermediary") and, upon request of Fund Agent, promptly either (i) provide (or arrange to have provided) the information set forth in Section A.1 for those Contractholders who hold an account with an Indirect Intermediary or (ii) restrict or prohibit the Indirect Intermediary from purchasing Shares in nominee name on behalf of other persons. Intermediary additionally agrees to inform Fund Agent whether it plans to perform (i) or (ii) above. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties. To the extent practicable, the format for any Contractholder and transaction information provided to Fund Agent should be consistent with the NSCC Standardized Data Reporting Format.

A.1.3. LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

B. EXECUTION OF TRADING RESTRICTION INSTRUCTIONS

B.1. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from Fund Agent to restrict or prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund Agent as having engaged in transactions in Shares (directly or indirectly through Intermediary's account) that violate policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by a Fund. Unless otherwise directed by Fund Agent, any such restrictions or prohibitions shall only apply to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

        B.1.1. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN or GII and the specific individual Contract owner number or participant account number associated with the Contractholder, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Contractholder is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or account(s) or other agreed upon information to which the instruction relates.

        B.1.2. TIMING OF RESPONSE. Intermediary agrees to execute instructions from Fund Agent as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by Intermediary.

        B.1.3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to Fund Agent that Fund Agent's instructions to restrict or prohibit trading have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

C. DEFINITIONS

         For purposes of this Amendment, certain terms are used as defined in the preamble or body of this Amendment. The following terms shall have the following meanings, unless a different meaning is clearly required by the context:

C.1. The term "Contractholder" means the holder of interests in a Contract or a participant in an employee benefit plan with a beneficial interest in a Contract.

C.2. The term "Contractholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as a transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as a result of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as a result of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or
        (v) pre-arranged transfers at the conclusion of a required "free look" period.

        The term "Contractholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

C.3. The term "Funds" shall mean the constituent series of the Trusts, but for purposes of Section A of this Amendment shall not include Funds excepted from the requirements of paragraph (a) of Rule 22c-2 by paragraph (b) of Rule 22c-2.

C.4. The term "Fund Agent" shall mean AGID or such other persons or entities as may be designated as such by the Trusts for purposes of this Amendment from time to time.

C.5. The term "Participation Agreement" shall mean the Participation Agreement and/or other similar agreement(s) relating to transactions in Shares to which Intermediary or any of Intermediary's predecessors, successors or affiliates is a party.

C.6. The term "promptly" shall mean as soon as practicable but in no event later than ten (10) business days from Intermediary's receipt of the request for information from Fund Agent

C.7. The term "Shares" means the interests of Contractholders corresponding to the redeemable securities of record issued by a Fund.

C.8. The term "written" includes electronic writings and facsimile transmissions.

In addition, for purposes of this Amendment, the term "purchase" does not include the automatic reinvestment of dividends or distributions.

D.      ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         The Participation Agreement is hereby further amended to incorporate the provisions set forth in EXHIBIT A hereto.

E.       SCOPE OF AMENDMENT

         Intermediary acknowledges and agrees that this Amendment shall apply to the handling of all transactions in Shares, whether authorized under the Participation Agreement or any other agreement between or among Intermediary and a Trust, any transfer agent of a Trust, AGID, any other Fund Agent or any of their affiliates, and further acknowledges and agrees that the Participation Agreement and any other such agreement is hereby modified to the extent necessary to reflect the agreements herein.

F.       EFFECTIVE DATE

         This Amendment shall be effective upon its execution hereof or, if later, upon the effectiveness of the provisions of Rule 22c-2 relating to agreements with "financial intermediaries" (as such term is defined in Rule 22c-2). Prior to the effective date of this Amendment, AGID and Intermediary agree that any request made to Intermediary by AGID for Contractholder transaction information, and Intermediary's response to such request, shall be governed by whatever practices AGID and Intermediary had utilized in the absence of a formal agreement, if any, to govern such requests.

G.       ADDITIONAL OBLIGATIONS

         It shall be Intermediary's obligation to make any required notification(s) to its Contractholders of the provisions of this Amendment and Intermediary agrees to do so. Intermediary also agrees to provide point of sale disclosure documents to its Contractholders consistent with applicable legal requirements as in effect from time to time.

H.       AMENDMENTS TO COMPLY WITH RULE 22C-2

         Without limiting any other provisions of this Amendment, including those provisions set forth in EXHIBIT A hereto, the Parties agree that AGID may, upon 30 days' written notice to Intermediary, further amend or modify the Participation Agreement without the affirmative consent of Intermediary in order to comply with Rule 22c-2, as such rule may be revised or interpreted by the Securities and Exchange Commission or its staff. Notice for these purposes shall be deemed to be given when mailed or electronically transmitted to Intermediary. Intermediary's submission and a Trust's or its designee's acceptance of an order to purchase, redeem or exchange Shares after the transmission of such notice shall represent Intermediary's acknowledgement and acceptance of the terms and conditions of any such amendment.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first above written.

                            ALLIANZ GLOBAL INVESTORS

                                                     DISTRIBUTORS LLC

                                                     /S/ ILLEGIBLE

                                                     By:
                                                     Title:   VP

Legal name of Intermediary:

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
On behalf of its separate accounts Allianz Life Variable Account A and Allianz Life Variable Account B

/S/         STEWART D. GREGG

By:      Stewart D. Gregg
Title:   Vice President II

                                    EXHIBIT A

                ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         Capitalized terms used in the provisions set forth below are used as defined in the Participation Agreement.

         COMPLIANCE MATTERS. As required by the Participation Agreement, Intermediary shall comply with provisions of the Prospectuses and Statement of Additional Information of each Trust, and with applicable federal and state securities laws. Among other things, Intermediary shall be responsible for reasonably assuring that: (a) only orders to purchase, redeem or exchange Shares received by Intermediary or any Indirect Intermediary prior to the Valuation Time shall be submitted directly or indirectly by Intermediary to the Fund or its transfer agent or other applicable agent for receipt of a price based on the net asset value per Share calculated for that day in accordance with Rule 22c-1 under the 1940 Act(1); and (b) Intermediary shall cause to be imposed and/or waived applicable redemption fees, if any, only in accordance with the relevant Fund's then current Prospectuses or Statement of Additional Information and/or as instructed by Fund Agent. Intermediary further agrees to make reasonable efforts to assist the Funds and their service providers (including but not limited to Fund Agent) to detect, prevent and report market timing or excessive short-term trading of Shares. To the extent Intermediary has actual knowledge of violations of Fund policies (as set forth in the applicable Fund's then current Prospectuses or Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, if any, Intermediary agrees to report such known violations to Fund Agent. For purposes of this provision, the term "Valuation Time" refers to the time as of which the Shares are valued on each business day, currently the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business.

(1) Orders to purchase, redeem or exchange Fund shares received by Intermediary subsequent to the Valuation Time on any given day shall receive a price based on the next determined net asset value per Share in accordance with Rule 22c-1 under the 1940 Act.

                      SUPPLEMENT TO PARTICIPATION AGREEMENT

                                      AMONG

                        DAVIS VARIABLE ACCOUNT FUND, INC.

                            DAVIS DISTRIBUTORS, LLC.

                                       AND

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

SUPPLEMENT TO PARTICIPATION AGREEMENT entered into as of April 16, 2007, by and between the "Funds Agent" (Davis Distributors, LLC is the distributor for Davis Variable Account Fund, Inc., collectively the "Funds") and Allianz Life Insurance Company of North America (the "Intermediary").

As used in this Supplemental Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

Client-shareholders shall mean those clients of the Intermediary who maintain an interest in an account with the Funds who receive administrative services from the Intermediary.

Intermediary shall mean (i) any broker, dealer, bank, or other entity that holds securities of record issued by the Funds in nominee name; and (ii) in the case of a participant-directed employee benefit plan that owns securities issued by the Fund (1) a retirement plan administrator under ERISA or (2) any entity that maintains the plan's participant records. Funds Agent is the principal underwriter and distributor for the Funds.

         WHEREAS, the Intermediary desires to continue to act on behalf of Client-shareholders seeking to execute transactions with the Funds;

         WHEREAS, the Intermediary is legally authorized to act on behalf of said Client-shareholders;

         WHEREAS, the Funds Agent requires Client-shareholders transaction information from the Intermediary to comply with Rule 22c-2;

         WHEREAS, this Supplemental Agreement shall inure to the benefit of and shall be binding upon the undersigned and each such entity shall be either a Fund Agent or Intermediary for purposes of this Supplemental Agreement (the Fund Agent and the Intermediary shall be collectively referred to herein as the "Parties" and individually as a "Party");

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Fund Agent and the Intermediary hereby agree as follows:

SHAREHOLDER INFORMATION

     1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), if known, of any or all

         Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

         1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         1.2 FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide to the Fund the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in SEC Rule 22c-2 under the Investment Company Act.

         1.3 LIMITATION ON USE OF INFORMATION. The Fund and the Fund Agent agree not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Graham-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

     2. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

         2.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific instruction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

         2.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

         2.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

     3. DEFINITIONS. For purposes of this paragraph:

         3.1 The term "Fund" includes the fund's principal underwriter and transfer agent. The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

         3.2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

         3.3 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary.

         3.4 The term "written" includes electronic writings and facsimile transmissions. IN WITNESS WHEREOF, each of the parties hereto has caused this Supplemental Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

                      ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                      On behalf of its separate accounts Allianz Life Variable Account A and Allianz Life Variable Account B

                           ("Intermediary") By its authorized
                           officer,

                                            By: /s/Stewart D. Gregg
                                             Name: Stewart D. Gregg

                                            Title: Vice President II
                                            Date:  4/12/07

                           DAVIS VARIABLE ACCOUNT FUND

                                            ("Company") By its authorized
                                            officer,

                                            By: /s/Illegible
                                         Title:    Vice President

                                          Date: _______________________

                             DAVIS DISTRIBUTORS, LLC

                             ("Davis Distributors")
                           By its authorized officer,

                                            By:    /s/Cathy Merlino
                                            Title: Broker Dealer Manager
                                            Date:  4/12/07

                        SHAREHOLDER INFORMATION AGREEMENT

              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

         This Shareholder Information Agreement ("Agreement") is entered into as of April 16, 2007, and is among Franklin/Templeton Distributors, Inc. ("Distributors") on behalf of each Fund, as defined below, and the Intermediary, as defined below. Unless otherwise specified, capitalized terms have the meaning set out under "Definitions," below.

         WHEREAS, Intermediary is a "financial intermediary" as that term is defined in Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, Distributors serves as the principal underwriter to the Funds; and

         WHEREAS, Distributors and Intermediary wish to enter into this Agreement in accordance with Rule 22c-2 under the 1940 Act.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Distributors and Intermediary hereby agree as follows:

1.         SHAREHOLDER INFORMATION

         1.1 AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund or its designee, Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions. -

                  1.1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which transaction information is sought. The Fund or its designee may request transaction information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

                    (A) TIMING OF REQUESTS. Requests from the Fund or its designee for Shareholder information shall be made no more frequently than quarterly except as the Fund or its designee deems necessary to investigate compliance with policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         1.1.2 FORM AND TIMING OF RESPONSE.

                    (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in Section 1.1, above. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom Intermediary has received the identification and transaction information specified in
                         Section 1.1 above is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either: (i) provide (or arrange to have provided) the information set forth in Section 1.1 for those shareholders who hold an account with an indirect intermediary; or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii); and

                    (b) Responses required by this Section 1.1 must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and Intermediary; and

                    (c) To the extent practicable and agreed by the parties, the format for any transaction information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format.

         1.1.3 LIMITATIONS ON USE OF INFORMATION. Unless the Intermediary provides prior written consent, Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

   2.      RESTRICTION OF TRADING

          2.1 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund or its designee, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

                  2.1.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

                   2.1.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after Intermediary receives the instructions.

                   2.1.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund or its designee that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

          2.2 CONSTRUCTION OF THE AGREEMENT; PARTICIPATION AGREEMENTS. The parties have entered into one or more agreements between or among them governing the purchase and redemption of shares of the Funds in connection with the Contracts (collectively, "Participation Agreements"). This Agreement supplements those Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Participation Agreement with regard to the requirements of Rule 22c-2, the terms of this Agreement shall control.

   3.      MISCELLANEOUS PROVISIONS

          3.1 REQUESTS PRIOR TO OCTOBER 16, 2007. Intermediary shall be able to promptly respond to requests for Shareholder information by no later than October 16, 2007. Information requests prior to October 16, 2007, shall be governed by whatever practices, if any, that Fund and Intermediary have previously utilized to govern such requests.

         3.2 TERMINATION. This Agreement will terminate upon the termination of the Participation Agreements and redemption of all shares in the Fund held by the Intermediary.

         3.3 INDEMNIFICATION. Distributors agrees to indemnify and hold Intermediary harmless from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorneys' fees) arising in connection with a third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund or its designee in response to a request for information pursuant to the terms of this Agreement ("Losses"). Distributors shall not be liable for Losses unless the Intermediary has provided adequate written notice to Distributors promptly after the summons or other first legal process. In addition, Distributors will be entitled to participate in, at its own expense, or shall be entitled to assume the defense thereof, consistent with the terms of the Participation Agreement.

         3.4 FORCE MAJEURE. The parties to this Agreement are excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. Each party so affected shall promptly give written notice to the other parties and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such force majeure event.

4.        DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

         The term "INTERMEDIARY" means: (i) the insurance company separate accounts listed on Attachment A of this Agreement (which is a part of this Agreement) as well as those identified in Schedule B of the Participation Agreement(s) to which Distributors and Intermediary are parties, as such Participation Agreement(s) may be amended from time to time; and (ii) the life insurance company depositor of such separate accounts.

         The term "FUND" shall mean each series of Franklin Templeton Variable Insurance Products Trust in which Intermediary invests and includes:
         (i) an administrator for the Fund; (ii) the principal underwriter or distributor for the

Fund; and (iii) the transfer agent for the Fund. The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the 1940 Act.

The term "SHARES" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the 1940 Act that are held by Intermediary.

The term "SHAREHOLDER" means the holder of interests in a variable annuity or variable life insurance contract issued by Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

The term "SHAREHOLDER-INITIATED TRANSFER PURCHASE" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as part of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as part of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) as pre-arranged transfers at the conclusion of a required free look period.

The term "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs;
(ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term "WRITTEN" includes electronic writings.

         IN WITNESS WHEREOF, each party has caused a duly authorized officer or representative to execute this Agreement.

                                           FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                              By: /s/ Thomas Regner

                                              Name: Thomas Regner

                                              Title: Senior Vice President

                                              ALLIANZ LIFE INSURANCE COMPANY OF
                                              NORTH AMERICA ON BEHALF OF ITSELF
                                              AND THE SEPARATE ACCOUNTS
                                              REFERENCED IN THIS AGREEMENT AND
                                              ITS ATTACHMENT

                                              By: /s/ Stewart D. Gregg

                                              Name:____STEWART D. GREGG

                                              Title:_____VICE PRESIDENT

                     ATTACHMENT A
NAME OF INSURANCE COMPANY:

         Allianz Life Insurance Company of North America

NAME OF SEPARATE ACCOUNT(S):

         Allianz Life Variable Account A
         Allianz Life Variable Account B

                          J. P. MORGAN SERIES TRUST II

                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

The insurance company executing this Amendment, Allianz Life Insurance Company of North America ("Insurance Company"), and J.P. Morgan Series Trust II (the "Trust"), on behalf of itself and each of its series (each a "Fund", collectively, the "Funds"), hereby agree to amend the Fund Participation Agreement dated November 1, 1999, to which they are parties (the "Agreement"), as of April 16, 2007, by adding the following provisions effective as of October 16, 2007, as mandated by Rule 22c-2 of the Investment Company Act of 1940 (the "Investment Company Act"). This Amendment supplements the Agreement; to the extent terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

ARTICLE XV        SHAREHOLDER INFORMATION

         15.1 AGREEMENT TO PROVIDE INFORMATION. Insurance Company agrees to provide the Fund, or its designee, upon written request, the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an Insurance Company Fund Account maintained by the Insurance Company during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

               15.l.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. A request may be ongoing and continuous (e.g., for each trading day throughout the year) or for specified periods of time. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by the Fund for the purpose of eliminating or reducing market timing and abusive trading practices.

                       15.l.l.a TIMING OF REQUESTS. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any market timing and abusive trading practices.

               15.1.2 FORM AND TIMING OF RESPONSE. (a) Insurance Company agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in 15.1. If requested by the Fund, or its designee, Insurance Company agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in 15.1 is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund, or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in 15.1 for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Insurance Company additionally agrees to inform the Fund whether it plans to perform (i) or (ii). (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Insurance Company; and
               (c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

                       15.1.3 LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Amendment for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

         15.2 AGREEMENT TO RESTRICT TRADING. Insurance Company agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Insurance Company Fund Account) that violate policies established by the Fund for the purpose of eliminating or reducing market timing and abusive trading practices. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Insurance Company. Instructions must be received by us at the following address, or such other address that Insurance Company may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

               15.2.l Form of Instructions. Instructions to restrict or prohibit trading must include the the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the the specific individual contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

               15.2.2 Timing of Response. Insurance Company agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

               15.2.3 Confirmation by Insurance Company. Insurance Company must provide written confirmation to the Fund that instructions have been executed. Insurance Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

         15.3  DEFINITIONS.  For purposes of this Amendment:

               15.3.1 The term "Insurance Company Fund Account" means an omnibus account with the Fund maintained by Insurance Company.

               15.3.2 The term "Fund" includes JPMorgan Distribution Services, Inc., which is the Fund's principal underwriter, the Fund's transfer agent and the series of the Trust listed in the Agreement.

               15.3.3 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by or through an Insurance Company Fund Account.

               15.3.4 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Insurance Company ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

               15.3.5 The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit;
               (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or
               (v) pre-arranged transfers at the conclusion of a required free look period.

               15.3.6 The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs;
               (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

               15.3.7 The term "written" and/or "in writing" includes electronic writings and facsimile transmissions.

               15.3.8 The term "Insurance Company" shall mean a "financial intermediary" as defined in Rule 22c-2 of the Investment Company Act.

               15.3.9 The term "purchase" does not include the automatic reinvestment of dividends.

               15.3.10 The term "promptly" as used in 15.1.2 shall mean as soon as practicable but in no event later than 10 business days from the Insurance Company's receipt of the request for information from the Fund, or its designee.

                    ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA on behalf of its separate accounts Allianz Life Variable Account A and Allianz Life Variable Account B

                    Authorized Signer:   /S/STEWART D. GREGG
                                 Name:     STEWART D. GREGG
                                Title:     VICE PRESIDENT II
                                 Date:     APRIL 6, 2007_


                           J.P. MORGAN SERIES TRUST II

                    Authorized Signer: /s/ARTHUR A. JENSEN
                                 Name:    ARTHUR A. JENSEN
                                Title:    ASSISTANT TREASURER
                                 Date:    4/9/07

                        SHAREHOLDER INFORMATION AGREEMENT

         (UNDER RULE 22C-2(A) (2) OF THE INVESTMENT COMPANY ACT OF 1940)

This Agreement is effective as of the day of ,2007, by and between OppenheimerFunds Services ("OFS"), a division of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. ("Distributor") and referred together with OFS as "Oppenheimer", and Allianz Life Insurance Company of North America ("intermediary") the following affiliate(s), NONE ------------------------------------------------------------, and all future affiliates as parties to the Intermediary Agreement (the "Agreement").

SHAREHOLDER INFORMATION

1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

               1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

               1.2 FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than I0 business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide to the fund the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in SEC Rule 22c-2 under the Investment Company Act.

               1.3 LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

2. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

           2.1          FORM OF INSTRUCTIONS. Instructions must include the TIN,
                      if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

           2.2          TIMING OF RESPONSE. Intermediary agrees to execute
                      instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

           2.3          CONFIRMATION BY INTERMEDIARY. Intermediary must provide
                      written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3.         DEFINITIONS. For purposes of this paragraph:

           3.1 The term "Fund" includes the fund's principal underwriter and transfer agent. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of I940.*

           3.2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of I940 that are held by the Intermediary.

           3.3 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary.

           3.4 The term "written" includes electronic writings and facsimile transmissions.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.
Allianz Life Insurance Company of North America on behalf of its separate accounts Allianz Life Variable Account A and Allianz Life Variable Account B
--------------------------------------
         NAME OF INTERMEDIARY

                   By:
                 Name: Stewart D. Gregg
                Title: Vice President II
                 Date: April 6, 2007

         OPPENHEIMERFUNDS SERVICES (a division of OppenheimerFunds, Inc.)

                  By:

                      Susan Cornwell
                      Senior Vice President

                  Date:

         OPPENHEIMERFUNDS DISTRIBUTOR, INC.

                  By:
                      James Ruff

                      President

                  Date:

* As defined in SEC Rule 22c-2(b), the term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

                  RULE 22C-2 SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT is made as of the Effective Date (as defined below) by and between Prudential Investment Management Services LLC ("Fund Agent"), as principal distributor for the JennisonDryden, Strategic Partners and Target families of mutual funds and the Nicholas Applegate Growth Equity Fund such other funds for which it acts as distributor (the "Funds") and Allianz Life ("Intermediary").

WHEREAS, Fund Agent is the distributor and principal underwriter for the Funds;

WHEREAS, Fund Agent has identified Intermediary as a Financial Intermediary (as defined below);

WHEREAS, Intermediary facilitates trading for shareholders investing in one or more of the Funds;

WHEREAS, pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended ("Rule 22c-2"), Fund Agent is required to enter into an agreement with Intermediary on behalf of the Funds under which Intermediary is required to provide the Funds, upon request, with certain shareholder and account information and to prohibit transactions that violate each Fund's anti-market timing policies.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Fund Agent and the Intermediary hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         1.1 The term "Effective Date" means April 16, 2007, or such other compliance date mandated by Rule 22c-2.

         1.2 The term "Fund" includes the fund's principal underwriter and transfer agent. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Investment Company Act of 1940(1).

         1.3 The term "Financial Intermediary" MEANS (i) any broker, dealer, bank, or other entity that holds securities of record issued by the Fund in nominee name; and (ii) in the case of a participant-directed employee benefit plan that owns securities issued by the Fund (1) a retirement plan administrator under ERISA or (2) any entity that maintains the plan's participant records.

          1.4 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund by the Intermediary.

         1.5 The term "Shareholder" means the beneficial owner of Shares, whether the


(1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

                  Shares are held directly or by the Intermediary in nominee name, or, if the Intermediary is a retirement plan recordkeeper, MEANS the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of Shares.

         1.6 The term "written" includes electronic writings and facsimile transmissions.

2.        SHAREHOLDER INFORMATION

2.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

         2.1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period for which transaction information is sought, which generally will not exceed ninety (90) calendar days of transaction information. The Fund will not request transaction information older than from the date of the request unless the Fund deems it necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of value of the outstanding shares issued by the Fund. The Fund may request transaction information older than twelve (12) months from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         2.1.2. FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than ten (10) business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to use reasonable efforts to: (i) provide or arrange to provide to the Fund the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in Rule 22c-2 under the Investment Company Act of 1940.

2.1.3. LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

2.2 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

          2.2.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

          2.2.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

          2.2.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

          3. EFFECT OF THIS AGREEMENT. This Agreement, which is effective as of the Effective Date, supplements the Dealer Agreement between our firms. In the event of any conflict between this Agreement and the Dealer Agreement, this Agreement shall control.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the Effective Date.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC

    /S/JOHN N. DRAHZAL
By:    John N. Drahzal
Title: VicePresident

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

On behalf of its separate accounts Allianz Life Variable Account A and Allianz Life Variable Account B

 /S/STEWART D. GREGG
By: Stewart D. Gregg
Title: Vice President II

                                  RULE 22C-2 AGREEMENT

This Rule 22c-2 Agreement (the "AGREEMENT") is made and entered into by and among each of the registered investment COMPANIES identified on Exhibit A hereto (each a "FUND," and together, the "FUNDS") and the firm NAMED on the signature page hereto (the "INTERMEDIARY").

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 requires the Funds to enter into written agreements with financial intermediaries that hold mutual fund shares on behalf of other investors, under which the financial intermediaries must agree to provide certain shareholder identity and transaction information at the request of the mutual fund AND carry out certain instructions from the Funds; and

WHEREAS, the Intermediary is permitted to sell shares or otherwise maintains accounts which hold shares for the benefit of a shareholder or shareholders of the Funds; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Funds and the Intermediary hereby agree as follows:

1. DEFINITIONS. For purposes of this Agreement:

         1.1 The term "Funds" means each of the Funds set forth on Exhibit A, which may be amended as provided in Section 6 hereof. The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the Investment Company Act of 1940.

         1.2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the Investment Company Act of 1940 that are held by the Intermediary.

         1.3 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

2.       SHAREHOLDER INFORMATION

         2.1. AGREEMENT TO PROVIDE INFORMATION.. Intermediary agrees to provide the Funds, upon written request, the taxpayer identification number ("TIN") and the Contract owner NUMBER or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Intermediary may rely upon and shall respond to written requests for any such information made on behalf of the Funds by Seligman Advisors, Inc. ("SAT"), the principal underwriter for the Funds, or by a transfer agent for the Funds, Seligman Data Corp. ("SDC") or State Street Bank and Trust Company ("SSBT"), as the case may be.

         2.1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Funds may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

         2.1.2 FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Funds or their designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide the Funds the requested information regarding Shareholders who hold an account with an INDIRECT intermediary; or (ii) if directed by the Funds, block further purchases of Fund SHARES from such indirect intermediary. In such instance, Intermediary agrees to inform the Funds, whether it plans to perform (i) or (ii). Responses required by THIS paragraph must be communicated in writing and in a format mutually agreed upon by the parties. For purposes of this provision, an "INDIRECT intermediary" has the same meaning as in Rule 22c-2 under the Investment Company Act of 1940.

         2.1.3 LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to FULFILL other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

2.2 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Funds to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Funds as having engaged in transactions of the Funds' Shares (directly or INDIRECTLY through the Intermediary's account) that violate policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Funds. Intermediary may rely upon and shall respond to any such written instructions made on behalf of the Funds by SAT, SDC or SSBT.

                 2.2.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) (i.e., a Contract owner number assigned by Intermediary) or other agreed upon information to which the instruction relates.

                 2.2.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than 5 business days after receipt of the instructions by the Intermediary.

                 2.2.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Funds that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after the instructions have been executed.

         2.3 EFFECT OF NONCOMPLIANCE. If Intermediary fails to transmit information pursuant to Sections 2.1, 2.1.1 and 2.1.2 above, or execute instructions pursuant to Sections 2.2, 2.2.1, 2.2.2 and
             2.2.3 above, the Funds may cease accepting trades in Fund shares placed by Intermediary until Intermediary complies with such requests or instructions.

3. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties as to the Intermediary's obligations with respect to the matters discussed herein. This Agreement is not intended to amend or terminate any other agreements between the parties which relate to the Funds; provided, however, that: (i) to the extent that provisions of any other agreement among the parties are inconsistent with this Agreement, this Agreement shall control with respect to the matters discussed herein, and (ii) a breach of this Agreement shall constitute cause to terminate any other agreements among the parties which relate to the Funds. The obligations of each of the Funds under this Agreement are several and not joint and no Fund SHALL be responsible for the acts or omissions of any other Fund.

4. ASSIGNMENT. The Intermediary SHALL not have the right to assign this Agreement without the prior written consent of the Funds, which consent maybe withheld by the Funds if other necessary agreements related to the maintenance of Shareholder accounts in the Funds are not also assigned or otherwise negotiated with the party to which the Intermediary desires to assign this Agreement. The Funds may assign this agreement to any other affiliated entity which undertakes the role of principal underwriter or TRANSFER agent for the Funds.

3.

5. AMENDMENT. The Funds may amend this Agreement by PROVIDING advance written notice of any such amendments to the Intermediary. If the Intermediary continues to maintain such accounts which hold shares of the Funds 60 days after the receipt of such amendment(s), the Intermediary shall be deemed to have agreed to all terms and conditions set forth in such amendments. An open-end, registered investment company managed by J. & W. Seligman & Co. Incorporated or its affiliates may become a party to this agreement upon notice to the Intermediary, at which point the terms of this agreement shall apply.

6. TERMINATION. A Fund may terminate this Agreement by PROVIDING written notice of termination to the Intermediary. The Intermediary may terminate this Agreement by PROVIDING 60 days' written notice of termination to the Funds; provided, however, that no such notice of termination shall be effective so long as the Intermediary continues to hold accounts which hold Shares of the Funds.

7. CHOICE of Law. This Agreement shall be construed in ACCORDANCE with the laws of the State of New York without giving effect to provisions relating to conflict of laws and the Investment Company Act of 1940.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date indicated below.

AGREED AND ACCEPTED:
Seligman Group of Funds, as set forth on Exhibit A

/s/Frank J Nasta
By:Frank J Nasta
Title: Secretary

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

On behalf of its separate accounts Allianz Life Variable Account A AND Allianz LIFE VARIABLE ACCOUNT B
--------------------------------------------------------------------------------
Name of Inermediary

/s/ Stewart D. Gregg
By: Stewart D. Gregg
Title: Vice President II

Date:APRIL 6, 2007


Address: 5701 Golden Hills Drive, Minneapolis, MN 55440

                                    EXHIBIT A

SELIGMAN CAPITAL FUND, INC.
SELIGMAN COMMON STOCK FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
SELIGMAN GROWTH FUND, INC.
SELIGMAN HIGH INCOME FUND SERIES
SELIGMAN INCOME AND GROWTH FUND, INC.
SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
SELIGMAN MUNICIPAL FUND SERIES, INC.
SELIGMAN MUNICIPAL SERIES TRUST
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
SELIGMAN PORTFOLIOS, INC.
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.
SELIGMAN VALUE FUND SERIES, INC.

                        VAN KAMPEN LIFE INVESTMENT TRUST

                        SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT, dated as of March 16, 2007, is by and between Van Kampen Funds Inc. ("Fund Agent") and the financial intermediary whose name appears on the signature page of this Agreement ("Intermediary"). Fund Agent is entering into this Agreement on behalf of Van Kampen Life Investment Trust, including any separate series or portfolios thereof, whether existing at the date of this Agreement or established subsequent hereto (each, a "Fund," and, collectively, the "Funds").

                                   WITNESSETH:

WHEREAS, SEC Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries (as defined by the Rule), obligating each financial intermediary, to (i) provide the fund company, upon request, with specific shareholder identification and transaction information, and (ii) execute any instructions from the fund company to block trading of fund shares by shareholders who have been identified as engaging in transactions of fund shares that violate the fund company's market-timing and short-term trading policies;

WHEREAS, Fund Agent is the principal underwriter and distributor for the Funds; and

WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by a fund in nominee name; (ii) in the case of a participant-directed employee benefit plan that owns securities issued by a Fund (1) a retirement plan administrator under ERISA or (2) an entity that maintains the plan's participant records; or (iii) an insurance company separate account.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

A. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

1. The term "Fund" shall mean an open-end management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Funds; (ii) the principal underwriter or distributor for the Funds; or (iii) the transfer agent for the Funds. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940 Act.(1)

2. The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by the Intermediary.



   1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

3. The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

4. The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

5. The term. "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated OR directed by a Shareholder that results in A transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

6. The term "written" includes electronic writings and facsimile transmissions.

B. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN")*, or other government-issued identifier ("GIl") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, this section shall be read to require Intermediary to provide only that information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

        1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) business days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than ninety (90) business days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

* According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain, a Social Security Number (SSN) from the Social Security Administration
     (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

2. TIMING OF REQUESTS. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

3. FORM AND TIMING OF RESPONSE. (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in this Section B. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in this Section B is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the info, illation set forth in this Section B for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and

(c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

C. LIMITATIONS ON THE USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or Iegal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

D. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

          1. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GIl and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

          2. TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by the Intermediary.

                                                                      3

1.

          3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

E. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Fund(s) by the Accounts in connection with the Contracts. This Agreement supplements those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

F. TERMINATION This Agreement will terminate with respect to a specific Fund upon the termination of the Fund Participation Agreement relating to that Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

VAN KAMPEN FUNDS INC.

/s/ Michael P. Kiley
    Michael P. Kiley
    President and Chief Executive Officer

INTERMEDIARY:

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

On behalf of its separate accounts Allianz Life Variable Account A and Allianz Life Variable ACCOUNT B
(please enter full legal name of Intermediary above)

By: /s/ Stewart D. Gregg

Name:   STEWART D. GREGG
        (please print)
Title:  VICE PRESIDENT II
Date:   APRIL 6, 2007

                                        4



                                RULE 22C-2 AGREEMENT

This Rule 22c-2 Agreement (the "AGREEMENT") is made and entered into by and among each of the registered investment companies identified on Exhibit A hereto (each a "FUND," and together, the "FUNDS") and the firm named on the signature page hereto (the "INTERMEDIARY").

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 requires the Funds to enter into written agreements with FINANCIAL intermediaries that hold mutual fund shares on behalf of other investors, under which the financial intermediaries must agree to provide certain shareholder identity and transaction information at the request of the mutual fund and carry out certain instructions from the Funds; and

WHEREAS, the Intermediary is permitted to sell shares or otherwise maintains accounts which hold shares for the benefit of a shareholder or shareholders of the FUNDS; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Funds and the Intermediary hereby agree as follows:

1. DEFINITIONS. For purposes of this Agreement:

        1.1 The term "Funds" MEANS each of the Funds set forth on Exhibit A, which may be amended as provided in Section 6 hereof. The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the Investment Company Act of 1940.

        1.2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the Investment Company Act of 1940 that are held by the Intermediary.

        1.3 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

2.       SHAREHOLDER INFORMATION

        2.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Funds, upon written request, the taxpayer identification number ("TIN") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Intermediary may rely upon and shall respond to written requests for any such information made on behalf of the Funds by Seligman Advisors, Inc. ("SAI"), the principal underwriter for the Funds, or by a transfer agent for the Funds, Seligman Data Corp. ("SDC") or State Street Bank and Trust Company ("SSBT"), as the case may be.

        2.1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Funds may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Funds for the purpose of ELIMINATING or reducing any DILUTION of the value of the outstanding Shares issued by the Funds.

         2.1.2 FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Funds or their designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide the Funds the requested information REGARDING Shareholders who hold an account with an INDIRECT intermediary; or (ii) if directed by the Funds, block further purchases of Fund SHARES from such indirect intermediary. In such instance, Intermediary agrees to inform the Funds, whether it plans to perform (i) or (ii). Responses required by THIS paragraph must be communicated in writing and in a format MUTUALLY agreed upon by the parties. For purposes of this provision, an "INDIRECT intermediary" has the same meaning as in Rule 22c-2 under the Investment Company Act of 1940.

         2.1.3 LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

2.2 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Funds to restrict or prohibit further PURCHASES or exchanges of Shares by a Shareholder that has been identified by the Funds as having engaged in transactions of the Funds' Shares (DIRECTLY or INDIRECTLY through the Intermediary's account) that violate policies established by the FUNDS for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Funds. Intermediary may rely upon and shall respond to any such written instructions made on behalf of the FUNDS by SAI, SDC or SSBT.

                 2.2.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) (i.e., a Contract owner NUMBER assigned by Intermediary) or other agreed upon information to which the instruction relates.

                 2.2.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than 5 business days after receipt of the instructions by the Intermediary.

                 2.2.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Funds THAT instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after the instructions have been executed..

         2.3 EFFECT OF NONCOMPLIANCE. If Intermediary fails to transmit information pursuant to Sections 2.1, 2.1.1 and 2.1.2 above, or execute instructions PURSUANT to Sections 2.2, 2.2.1, 2.2.2 and
             2.2.3 above, the Funds may cease accepting trades in Fund shares placed by Intermediary until Intermediary complies with such requests or instructions.

3. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties as to the Intermediary's obligations with respect to the matters discussed herein. This Agreement is not intended to amend or terminate any other agreements between the parties which relate to the Funds; provided, however, that: (i) to the extent that provisions of any other agreement among the parties are inconsistent with this Agreement, THIS Agreement shall control with respect to the matters discussed herein, and (ii) a breach of this Agreement shall constitute cause to terminate any other agreements among the parties which relate to the Funds. The obligations of each of the Funds under this Agreement are several and not joint and no Fund shall be responsible for the acts or omissions of any other Fund.

4. ASSIGNMENT. The Intermediary shall not have the right to assign this Agreement without the prior written consent of the Funds, which consent maybe withheld by the Funds if other necessary agreements related to the maintenance of Shareholder accounts in the FUNDS are not also assigned or otherwise negotiated with the party to which the Intermediary desires to assign THIS Agreement. The Funds may assign this agreement to any other affiliated entity which undertakes the role of principal underwriter or TRANSFER agent for the Funds.

5. AMENDMENT. The Funds may amend this Agreement by PROVIDING advance written notice of any such amendments to the Intermediary. If the Intermediary continues to maintain such accounts which hold SHARES of the Funds 60 days after the receipt of such amendment(s), the Intermediary shall be deemed to have agreed to all terms and conditions set forth in such amendments. An open-end, registered investment company managed by J. & W. Seligman & Co. Incorporated or its affiliates may become a party to this agreement upon notice to the Intermediary, at which point the terms of this agreement shall apply.

6. TERMINATION. A Fund may terminate this Agreement by PROVIDING written notice of termination to the Intermediary. The Intermediary may terminate THIS Agreement by providing 60 days' written notice of termination to the Funds; provided, however, that no such notice of termination shall be effective so long as the Intermediary continues to hold accounts which hold Shares of the Funds.

7. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to provisions relating to conflict of laws and the Investment Company Act of 1940.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date indicated below.

AGREED AND ACCEPTED:

  Seligman Group of Funds, as set FORTH on Exhibit A
    /s/Frank J. Nasta
By:    Frank J. Nasta
Title: Secretary





 ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

 On behalf of its separate account Allianz Life of NY Variable Account C Name of Intermediary

     /s/Stewart D. Gregg
 By:    Stewart D. Gregg
 Title: Assistant Secretary
 Date:  April 6, 2007

Address: 5701 Golden Hills Drive, Minneapolis, MN 55440

                                   EXHIBIT A

SELIGMAN CAPITAL FUND, INC.
SELIGMAN COMMON STOCK FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
SELIGMAN GROWTH FUND, INC.
SELIGMAN HIGH INCOME FUND SERIES
SELIGMAN INCOME AND GROWTH FUND, INC.
SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
SELIGMAN MUNICIPAL FUND SERIES, INC.
SELIGMAN MUNICIPAL SERIES TRUST
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
SELIGMAN PORTFOLIOS, INC.
SELIGMAN TARGETHORIZONEIT  PORTFOLIOS,  INC.
SELIGMAN TIME  HORIZON/HARVESTER  SERIES,  INC.
SELIGMAN VALUE FUND SERIES, INC.

                 RULE 22C-2 AMENDMENT TO PARTICIPATION AGREEMENT

         AMENDMENT entered into as of 2/28 , 2007, by and between Allianz Global Investors Distributors LLC ("AGID"), the principal underwriter for Premier VIT and PIMCO Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") and ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK ("Intermediary").

         WHEREAS, Intermediary, pursuant to a Participation Agreement (as defined below), purchases Shares of the Trusts to fund certain variable life insurance or variable annuity contracts issued by Intermediary ("Contracts"); and

         WHEREAS, AGID and Intermediary (each a "Party" and, together, the "Parties") seek to enter into this Amendment in order for the Trusts, AGID and Intermediary to comply with the requirements of Rule 22c-2 ("Rule 22c-2") under the Investment Company Act of 1940, as amended (the "1940 Act"), and to make other changes to the Participation Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID and Intermediary hereby agree as follows:

A.      CONTRACTHOLDER INFORMATION

A.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide Fund Agent, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number, if known, of any or all Contractholder(s) of the account, the name or other identifier of any investment professional(s) associated with the Contractholder(s) or account (if known), and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund Agent, the Intermediary shall only be required to provide information relating to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions.

        A.1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. Fund Agent may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Fund.

                If requested by Fund Agent, Intermediary will provide the information specified in Section A.1 above for each trading day.

        A.1.2. FORM AND TIMING OF RESPONSE. Intermediary agrees to provide, promptly upon request of Fund Agent, the requested information specified in Section A.1. Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section A.1 is itself a "financial intermediary," as that term is defined in Rule 22c-2 (an "Indirect Intermediary") and, upon request of Fund Agent, promptly either (i) provide (or arrange to have provided) the information set forth in Section A.1 for those Contractholders who hold an account with an Indirect Intermediary or (ii) restrict or prohibit the Indirect Intermediary from purchasing Shares in nominee name on behalf of other persons. Intermediary additionally agrees to inform Fund Agent whether it plans to perform (i) or (ii) above. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties. To the extent practicable, the format for any Contractholder and transaction information provided to Fund Agent should be consistent with the NSCC Standardized Data Reporting Format.

        A.1.3. LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

B.      EXECUTION OF TRADING RESTRICTION INSTRUCTIONS

B.1. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from Fund Agent to restrict or prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund Agent as having engaged in transactions in Shares (directly or indirectly through Intermediary's account) that violate policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by a Fund. Unless otherwise directed by Fund Agent, any such restrictions or prohibitions shall only apply to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

        B.1.1. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN or GII and the specific individual Contract owner number or participant account number associated with the Contractholder, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Contractholder is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or account(s) or other agreed upon information to which the instruction relates.

        B.1.2. TIMING OF RESPONSE. Intermediary agrees to execute instructions from Fund Agent as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by Intermediary.

        B.1.3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to Fund Agent that Fund Agent's instructions to restrict or prohibit trading have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

C.                DEFINITIONS

         For purposes of this Amendment, certain terms are used as defined in the preamble or body of this Amendment. The following terms shall have the following meanings, unless a different meaning is clearly required by the context:

C.1. The term "Contractholder" means the holder of interests in a Contract or a participant in an employee benefit plan with a beneficial interest in a Contract.

C.2. The term "Contractholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as a transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as a result of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as a result of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or
        (v) pre-arranged transfers at the conclusion of a required "free look" period.

        The term "Contractholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

C.3. The term "Funds" shall mean the constituent series of the Trusts, but for purposes of Section A of this Amendment shall not include Funds excepted from the requirements of paragraph (a) of Rule 22c-2 by paragraph (b) of Rule 22c-2.

C.4. The term "Fund Agent" shall mean AGID or such other persons or entities as may be designated as such by the Trusts for purposes of this Amendment from time to time.

C.5. The term "Participation Agreement" shall mean the Participation Agreement and/or other similar agreement(s) relating to transactions in Shares to which Intermediary or any of Intermediary's predecessors, successors or affiliates is a party.

C.6. The term "promptly" shall mean as soon as practicable but in no event later than ten (10) business days from Intermediary's receipt of the request for information from Fund Agent

C.7. The term "Shares" means the interests of Contractholders corresponding to the redeemable securities of record issued by a Fund.

C.8. The term "written" includes electronic writings and facsimile transmissions.

In addition, for purposes of this Amendment, the term "purchase" does not include the automatic reinvestment of dividends or distributions.

D.       ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         The Participation Agreement is hereby further amended to incorporate the provisions set forth in EXHIBIT A hereto.

E.       SCOPE OF AMENDMENT

         Intermediary acknowledges and agrees that this Amendment shall apply to the handling of all transactions in Shares, whether authorized under the Participation Agreement or any other agreement between or among Intermediary and a Trust, any transfer agent of a Trust, AGID, any other Fund Agent or any of their affiliates, and further acknowledges and agrees that the Participation Agreement and any other such agreement is hereby modified to the extent necessary to reflect the agreements herein.

F.       EFFECTIVE DATE

         This Amendment shall be effective upon its execution hereof or, if later, upon the effectiveness of the provisions of Rule 22c-2 relating to agreements with "financial intermediaries" (as such term is defined in Rule 22c-2). Prior to the effective date of this Amendment, AGID and Intermediary agree that any request made to Intermediary by AGID for Contractholder transaction information, and Intermediary's response to such request, shall be governed by whatever practices AGID and Intermediary had utilized in the absence of a formal agreement, if any, to govern such requests.

G.       ADDITIONAL OBLIGATIONS

         It shall be Intermediary's obligation to make any required notification(s) to its Contractholders of the provisions of this Amendment and Intermediary agrees to do so. Intermediary also agrees to provide point of sale disclosure documents to its Contractholders consistent with applicable legal requirements as in effect from time to time.

H.       AMENDMENTS TO COMPLY WITH RULE 22C-2

         Without limiting any other provisions of this Amendment, including those provisions set forth in EXHIBIT A hereto, the Parties agree that AGID may, upon 30 days' written notice to Intermediary, further amend or modify the Participation Agreement without the affirmative consent of Intermediary in order to comply with Rule 22c-2, as such rule may be revised or interpreted by the Securities and Exchange Commission or its staff. Notice for these purposes shall be deemed to be given when mailed or electronically transmitted to Intermediary. Intermediary's submission and a Trust's or its designee's acceptance of an order to purchase, redeem or exchange Shares after the transmission of such notice shall represent Intermediary's acknowledgement and acceptance of the terms and conditions of any such amendment.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first above written.

                                                     ALLIANZ GLOBAL INVESTORS
                                                     DISTRIBUTORS LLC



                                                     /S/ ILLEGIBLE

                                                      By:

                                                     Title:   V.P.



Legal name of Intermediary:

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

On behalf of its separate account Allianz Life of NY Variable Account C


/S/         STEWART D. GREGG

By:      Stewart D. Gregg
Title:   Assistant Secretary

                                    EXHIBIT A

                ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT

         Capitalized terms used in the provisions set forth below are used as defined in the Participation Agreement.

         COMPLIANCE MATTERS. As required by the Participation Agreement, Intermediary shall comply with provisions of the Prospectuses and Statement of Additional Information of each Trust, and with applicable federal and state securities laws. Among other things, Intermediary shall be responsible for reasonably assuring that: (a) only orders to purchase, redeem or exchange Shares received by Intermediary or any Indirect Intermediary prior to the Valuation Time shall be submitted directly or indirectly by Intermediary to the Fund or its transfer agent or other applicable agent for receipt of a price based on the net asset value per Share calculated for that day in accordance with Rule 22c-1 under the 1940 Act(1); and (b) Intermediary shall cause to be imposed and/or waived applicable redemption fees, if any, only in accordance with the relevant Fund's then current Prospectuses or Statement of Additional Information and/or as instructed by Fund Agent. Intermediary further agrees to make reasonable efforts to assist the Funds and their service providers (including but not limited to Fund Agent) to detect, prevent and report market timing or excessive short-term trading of Shares. To the extent Intermediary has actual knowledge of violations of Fund policies (as set forth in the applicable Fund's then current Prospectuses or Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, if any, Intermediary agrees to report such known violations to Fund Agent. For purposes of this provision, the term "Valuation Time" refers to the time as of which the Shares are valued on each business day, currently the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business.

(1) Orders to purchase, redeem or exchange Fund shares received by Intermediary subsequent to the Valuation Time on any given day shall receive a price based on the next determined net asset value per Share in accordance with Rule 22c-1 under the 1940 Act.

AIM FUNDS INTERMEDIARY AGREEMENT REGARDING COMPLIANCE WITH SEC RULE 22C-2

This Agreement is made and entered into by and between AIM Investment Services, Inc. (the "TRANSFER AGENT"), a Delaware corpora-tion and the transfer agent for certain management investment companies (each, a "MUTUAL FUND") registered with the U.S. Securities and Exchange Commission (the "SEC") and regulated under the Investment Company Act of 1940, as amended (the "1940 ACT"), and the INTERMEDIARY identified below.

                                    RECITALS

WHEREAS, effective May 23, 2005, the SEC adopted Rule 22c-2 under the 1940 Act which requires every mutual fund (or on the fund's behalf, the principal underwriter or transfer agent) to enter into a written agreement with each financial intermediary who sells shares or otherwise maintains accounts which hold shares of the fund for the benefit of a shareholder, as defined below, pursuant to which the intermediary agrees to: (i) provide, promptly upon request by the fund, the Taxpayer Identification Number of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges; and (ii) execute any instructions from the fund to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the fund as having engaged in transactions of fund shares (directly or indirectly through the intermediary's account) that violate policies established by the fund for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the fund; and (iii) use best efforts to determine, promptly upon the request of the fund, whether any other person that holds fund shares through the financial intermediary is itself a financial intermediary (an "INDIRECT INTERMEDIARY") and, upon further request by the fund,
(A) provide (or arrange to have provided) the identification and transaction information described above with respect to shareholders who hold an account with an indirect intermediary, or (B) restrict or prohibit the indirect intermediary from purchasing securities issued by the fund; and WHEREAS, the Intermediary currently sells shares or otherwise maintains accounts which hold shares for the benefit of a shareholder or shareholders of certain mutual funds for which the Transfer Agent is the transfer agent (each, an "AIM Fund"); and WHEREAS, the Transfer Agent has agreed to administer the AIM Funds' compliance program related to Rule 22c-2; NOW, THEREFORE, the premises considered, the Transfer Agent and the Intermediary agree as follows:

1. SHAREHOLDERS DEFINED. For purposes of this Agreement, the term SHAREHOLDER means an individual or non-natural entity who or which owns legal title or a vested beneficial interest in shares of an AIM Fund, including, but not limited to, participants in retirement and education savings plans and owners of variable insurance contracts which are funded with or otherwise invested in shares of an AIM Fund.

2. COMPLIANCE OBLIGATIONS OF INTERMEDIARY. Beginning no later than October 16, 2006, or such other date as the SEC may designate as the date by which mutual funds must be in compliance with Rule 22c-2, the Intermediary agrees to provide the Transfer Agent, upon written request, the taxpayer identification number ("TIN"), if known, of any or all shareholders and the amount, date, name or other identifier of any investment professional(s) associated with the shareholder(s) (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of shares held through an account maintained by the Intermediary during the period covered by the request.

     (A) PERIOD COVERED BY REQUEST. Requests made pursuant to this Section must set forth a specific time period, not to exceed one (1) year from the date of the request, for which transaction information is sought. The Transfer Agent may request transaction information older than one (1) year from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

     (B) DAILY DATA FEED. If requested by the Transfer Agent, the Intermediary shall provide the information specified above with respect to each account for each trading day.

     (C) FORM AND TIMING OF RESPONSE. The Intermediary agrees to transmit the requested information that is on its books and records to the Transfer Agent or its designee promptly, but in any event not later than three
          (3) business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, the Intermediary agrees to: (i) provide or arrange to provide to the Transfer Agent the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Transfer Agent, block further purchases of Fund shares from such indirect intermediary. In such instance, the Intermediary agrees to inform the Transfer Agent whether it plans to perform (i) or (ii). Responses required by this Paragraph must be communicated in writing and in a format mutually agreed upon by the Intermediary and the Transfer Agent. To the extent practicable, the format for any transaction information provided to the Transfer Agent should be consistent with the NSCC Standardized Data

          Reporting Format. For purposes of this provision, the term INDIRECT INTERMEDIARY has the same meaning as in Rule 22c-2.

     (D) AGREEMENT TO RESTRICT TRADING. The Intermediary agrees to execute written instructions from the Transfer Agent to restrict or prohibit further purchases or exchanges of Fund shares by a shareholder that has been identified by the Transfer Agent as having engaged in transactions of the Fund's shares (directly or indirectly through an account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

     (E) FORM OF INSTRUCTIONS. Instructions submitted pursuant to this Section must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

     (F) TIMING OF RESPONSE. The Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

     (G) CONFIRMATION BY THE INTERMEDIARY. The Intermediary agrees to provide written confirmation to the Transfer Agent that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

3. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding among the parties as to the Intermediaries obligations with respect to the matters discussed herein. This Agreement is not intended to amend or terminate any other agreements between among the parties which relate to the AIM Funds; provided, however, that (i) to the extent that the provisions of any other agreement among the parties are inconsistent with this Agreement, this Agreement shall control with respect to the matters discussed herein, and
   (ii) a breach of this Agreement shall constitute cause to terminate any other agreements among the parties which relate to the AIM Funds.

4. AIM FUNDS AS THIRD-PARTY BENEFICIARIES. As required by Rule 22c-2, the Transfer Agent is entering into this Agreement as agent and on behalf of the AIM Funds. The AIM Funds shall have the right to enforce all terms and provisions of this Agreement against any and all parties hereto and otherwise involved in the activities contemplated herein.

5. ASSIGNMENT. The Intermediary shall not have the right to assign this Agreement without the prior written consent of the Transfer Agent, which consent may be withheld by the Transfer Agent if other necessary agreements related to the maintenance of shareholder accounts in the AIM Funds are not also assigned or otherwise negotiated with the party to which the Intermediary desires to assign this Agreement. The Transfer Agent may assign this Agreement to any other affiliated entity which undertakes the role of transfer agent for the AIM Funds.

6. AMENDMENT. The Transfer Agent may amend this Agreement by providing advance written notice of any such amendments to the Intermediary. If the Intermediary continues to maintain accounts which hold shares of the AIM Funds sixty (60) days after the receipt of such amendment(s), the Intermediary shall be deemed to have agreed to all terms and conditions set forth in such amendment(s).

7. TERMINATION. The Transfer Agent may terminate this Agreement by providing written notice of termination to the Intermediary. The Intermediary may terminate this Agreement by providing sixty (60) days' notice of termination to the Transfer Agent; provided, however, that no such notice of termination shall be effective for so long as the Intermediary continues to maintain accounts which hold shares of the AIM Funds.

8. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without respect to conflict of laws principles, and the 1940 Act.

AGREED AND EXECUTED:

AIM INVESTMENT SERVICES, INC.         ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                      on behalf of its separate account Allianz
                                      Life of NY Variable Account C
                                       ---------------------------------------
                                      (Legal Name of Intermediary)

By:   /S/ROBERT A. FRAZER.               By: /s/Stewart D. Gregg
Name:    ROBERT A. FRAZER.               Name:  STEWART D. GREGG
Title:   PRESIDENT                       Title: ASSISTANT SECRETARY
                                         Date:

ADDRESS FOR DELIVERY OF           ADDRESS FOR DELIVERY OF
NOTICES HEREUNDER:                NOTICES HEREUNDER:

11 GREENWAY PLAZA, SUITE 100      5701 GOLDEN HILLS DRIVE
HOUSTON, TEXAS 77046              MINNEAPOLIS, MN  55440-1344
ATTENTION:  GENERAL COUNSEL       ATTENTION: CORPORATE LEGAL, VARIABLE PRODUCTS

                                   ADDENDUM TO

    AIM FUNDS INTERMEDIARY AGREEMENT REGARDING COMPLIANCE WITH SEC RULE 22C-2

         This Addendum is made and entered into by and between AIM Investment Services, Inc. (the "TRANSFER AGENT"), a Delaware corporation and the transfer agent for certain management investment companies (each, a "MUTUAL FUND") registered with the U.S. Securities and Exchange Commission (the "SEC") and regulated under the Investment Company Act of 1940, as amended (the "1940 ACT"), and the INTERMEDIARY identified below, in connection with the AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2.

                                    RECITALS

         WHEREAS, the Intermediary has agreed to enter into an AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2, provided that certain terms of the said Agreement are amended as described herein; and

         WHEREAS, the Transfer Agent is agreeable to such amendments;

         NOW, THEREFORE, the premises considered, the Transfer Agent and the Intermediary agree to amend the said agreement as follows:

1. Section 2(a) of the Agreement is replaced in its entirety with the following:

     (A) PERIOD COVERED BY REQUEST. Requests made pursuant to this Section must set forth a specific time period, not to normally exceed ninety (90) days from the date of the request, for which transaction information is sought. The Transfer Agent may request transaction information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2. Section 2(c) of the Agreement is replaced in its entirety with the following:

     (c) FORM AND TIMING OF RESPONSE. The Intermediary agrees to transmit the requested information that is on its books and records to the Transfer Agent or its designee promptly, but in any event not later than ten
          (10) business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, the Intermediary agrees to: (i) provide or arrange to provide to the Transfer Agent the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Transfer Agent, block further purchases of Fund shares from such indirect intermediary. In such instance, the Intermediary agrees to inform the Transfer Agent whether it plans to perform (i) or (ii). Responses required by this Paragraph must be communicated in writing and in a format mutually agreed upon by the Intermediary and the Transfer Agent. To the extent practicable, the format for any transaction information provided to the Transfer Agent should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, the term INDIRECT INTERMEDIARY has the same meaning as in Rule 22c-2.

3.                The following is added as new Section 2(h):

         LIMITATIONS OF USE OF INFORMATION. The Transfer Agent agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

4. The Agreement as amended by this Addendum shall be referred to as the "Agreement." All other terms and conditions shall remain unchanged.


AGREED AND EXECUTED:

AIM INVESTMENT SERVICES, INC.       ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                    on behalf of its separate account Allianz
                                    Life of NY Variable Account C
                                    --------------------------------------------
                                    (Legal Name of Intermediary)

By:   /S/ROBERT A. FRAZER.          By:   /s/Stewart D. Gregg
Name:    ROBERT A. FRAZER.          Name:    STEWART D. GREGG
Title:   PRESIDENT                  Title:   ASSISTANT SECRETARY
                                    Date:

ADDRESS FOR DELIVERY OF           ADDRESS FOR DELIVERY OF
NOTICES HEREUNDER:                NOTICES HEREUNDER:

11 GREENWAY PLAZA, SUITE 100      5701 GOLDEN HILLS DRIVE
HOUSTON, TEXAS 77046              MINNEAPOLIS, MN  55440-1344
ATTENTION:  GENERAL COUNSEL       ATTENTION: CORPORATE LEGAL, VARIABLE PRODUCTS

                              RULE 22C-2 AGREEMENT

      This Rule 22c-2 Information Sharing Agreement (the "Agreement"), is entered into by and between Fred Alger & Company, Incorporated (the "Fund Agent") and the "Financial Intermediary" identified on the execution page of this Agreement.

      WHEREAS, the Fund Agent and the Financial Intermediary have entered into a dealer and/or services agreement (the "Dealer/Services Agreement"), pursuant to which the Financial Intermediary has agreed to solicit orders for shares of the Funds and/or provide services with respect to the Funds; and

      WHEREAS, Fund Agent and Financial Intermediary seek to enter into this Agreement for the limited purpose of complying with the requirements of SEC Rule 22c-2 of the Investment Company Act of 1940 (the "Act");

      NOW THEREFORE, in consideration of the mutual premises herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. AGREEMENT TO PROVIDE INFORMATION. Financial Intermediary agrees to provide the Fund, upon written request, the contract number, if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

         1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, generally not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund and/or its designee may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         1.2 FORM AND TIMING OF RESPONSE. (a) Financial Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in section 1. If requested by the Fund or its designee, Financial Intermediary agrees, as is required by law, regulation, or rule, to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in section 1 is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in section 1 and any information required to be provided by law, regulation or rule for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name or behalf of other persons, securities issued by the Fund. Financial Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii). (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties; and (c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

         2. LIMITATIONS ON USE OF INFORMATION. The Fund Agent agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

3. AGREEMENT TO RESTRICT TRADING. Financial Intermediary agrees to execute written instructions from the Fund Agent to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by Fund or Fund Agent as having engaged in transactions of the Fund's Shares (directly or indirectly through the Financial Intermediary's account) that violates policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

4. FORM OF INSTRUCTIONS. Instructions to restrict or prohibit trading must include the contract number, if known, and the specific restriction(s) to be executed. If the contract number is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

5. TIMING OF RESPONSE. Financial Intermediary agrees to execute instruction as soon as practicable, but not later than five (5) business days, or as otherwise agreed to by the parties, after receipt of the instructions by the Intermediary.

6. CONFIRMATION OF FINANCIAL INTERMEDIARY. Upon request by the Fund or Fund Agent, Financial Intermediary shall use its best efforts to provide a confirmation of execution of Fund Agent's instructions within ten (10) business days after the instructions have been executed.

7. TERM. This Agreement shall remain in effect until such time as the underlying Selling Agreement has been terminated and is no longer in effect between the two parties.

8. DEFINITIONS. The term "Fund Agent" includes the Fund's principal underwriter and transfer agent. The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Act.

      The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Financial Intermediary.

      The Term "Shareholder" means the beneficial owner of Shares, whether the Shares are held directly or by the Financial Intermediary in nominee name.

EFFECTIVE DATE. This Agreement shall be effective as of April 16, 2007, or such other compliance date mandated by Rule 22c-2 under the Act.

        IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date the Fund Agent executes the Agreement.

                                        ALLIANZ LIFE
                                        INSURANCE COMPANY
                                        OF NEW YORK On
                                        behalf of its
                                        separate account
                                        Allianz Life of NY
                                        Variable

FRED ALGER & COMPANY, INCORPORATED      Account C


By:   /s/Lisa Moss                      By:      /s/Stewart D. Gregg
------------------------------------    --------------------------------

Name: Lisa Moss                         Name:    Stewart D. Gregg
------------------------------------    --------------------------------

Title: Vice President                   Title:       Assistant Secretary
------------------------------------    --------------------------------

Date: 4/11/07                           Date: April 6, 2007
------------------------------------    --------------------------------

                      SUPPLEMENT TO PARTICIPATION AGREEMENT

                                      AMONG

                        DAVIS VARIABLE ACCOUNT FUND, INC.

                            DAVIS DISTRIBUTORS, LLC.

                                       AND

                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

SUPPLEMENT TO PARTICIPATION AGREEMENT entered into as of April 16, 2007, by and between the "Funds Agent" (Davis Distributors, LLC is the distributor for Davis Variable Account Fund, Inc., collectively the "Funds") and Allianz Life Insurance Company of New York (the "Intermediary").

As used in this Supplemental Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

Client-shareholders shall mean those clients of the Intermediary who maintain an interest in an account with the Funds who receive administrative services from the Intermediary.

Intermediary shall mean (i) any broker, dealer, bank, or other entity that holds securities of record issued by the Funds in nominee name; and (ii) in the case of a participant-directed employee benefit plan that owns securities issued by the Fund (1) a retirement plan administrator under ERISA or (2) any entity that maintains the plan's participant records. Funds Agent is the principal underwriter and distributor for the Funds.

         WHEREAS, the Intermediary desires to continue to act on behalf of Client-shareholders seeking to execute transactions with the Funds;

         WHEREAS, the Intermediary is legally authorized to act on behalf of said Client-shareholders;

         WHEREAS, the Funds Agent requires Client-shareholders transaction information from the Intermediary to comply with Rule 22c-2;

         WHEREAS, this Supplemental Agreement shall inure to the benefit of and shall be binding upon the undersigned and each such entity shall be either a Fund Agent or Intermediary for purposes of this Supplemental Agreement (the Fund Agent and the Intermediary shall be collectively referred to herein as the "Parties" and individually as a "Party");

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Fund Agent and the Intermediary hereby agree as follows:

SHAREHOLDER INFORMATION

     1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), if known, of any or all

         Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

         1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         1.2 FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide to the Fund the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in SEC Rule 22c-2 under the Investment Company Act.

         1.3 LIMITATION ON USE OF INFORMATION. The Fund and the Fund Agent agree not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Graham-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

     2. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

         2.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific instruction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

         2.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

         2.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

     3. DEFINITIONS. For purposes of this paragraph:

         3.1 The term "Fund" includes the fund's principal underwriter and transfer agent. The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

         3.2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

         3.3 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary.

         3.4 The term "written" includes electronic writings and facsimile transmissions.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Supplemental Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

                                  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                                  On behalf of its separate account Allianz Life of NY Variable Account C

                                  ("Intermediary") By its authorized
                                  officer,

                                  By:  /s/Stewart D. Gregg
                                  Name:   Stewart D. Gregg
                                  Title:  Assistant Secretary
                                  Date: _____________________

                                  DAVIS VARIABLE ACCOUNT FUND
                                  ("Company") By its authorized
                                  officer,

                                  By: /s/Illegible

                                  Title: VP
                                  Date:  4/12/07

                                  DAVIS DISTRIBUTORS, LLC

                                  ("Davis Distributors")
                                  By its authorized officer,

                                  By: /s/ Cathy Merlino
                                  Title:  Broker Dealer Manager
                                  Date:   4/12/07

                           DREYFUS SERVICE COPORATION

                        SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT, dated as of April 16, 2007, is by and between Dreyfus Service Corporation ("Dreyfus") and the financial intermediary whose name appears on the signature page of this Agreement ("Intermediary"). Dreyfus is entering into this Agreement on behalf of one or more of the Funds for which it serves as primary underwriter (each, a "Fund," and, collectively, the "Funds").

                                   WITNESSETH:

WHEREAS, SEC Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries (as defined by the Rule), obligating each financial intermediary, to (i) provide the fund company, upon request, with specific shareholder identification and transaction information, and (ii) execute any instructions from the fund company to block trading of fund shares by shareholders who have been identified as engaging in transactions of fund shares that violate the fund company's market-timing and short-term trading policies;

WHEREAS, Dreyfus is the principal underwriter and distributor for the Funds; and

WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by a fund in nominee name; (ii) in the case of a participant-directed employee benefit plan that owns securities issued by a Fund (1) a retirement plan administrator under ERISA or (2) an entity that maintains the plan's participant records; or (iii) an insurance company separate account.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

A. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

     1. The term "Fund" shall mean an open-end management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Funds; (ii) the principal underwriter or distributor for the Funds; or (iii) the transfer agent for the Funds. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940 Act.(1)

     2. The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by the Intermediary.

(1) AS DEFINED IN SEC RULE 22C-2(B), TERM "EXCEPTED FUND" MEANS ANY: (1) MONEY MARKET FUND; (2) FUND THAT ISSUES SECURITIES THAT ARE LISTED ON A NATIONAL EXCHANGE; AND (3) FUND THAT AFFIRMATIVELY PERMITS SHORT-TERM TRADING OF ITS SECURITIES, IF ITS PROSPECTUS CLEARLY AND PROMINENTLY DISCLOSES THAT THE FUND PERMITS SHORT-TERM TRADING OF ITS SECURITIES AND THAT SUCH TRADING MAY RESULT IN ADDITIONAL COSTS FOR THE FUND.

     3. The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

     4. The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

     5. The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

     6. The term "written" includes electronic writings and facsimile transmissions. equivalent identifying number of the Shareholder(s) or account(s)

B. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION. Intermediary agrees to provide the Fund, upon written request, the unique identification number of the Shareholder(s) and/or accounts(s), if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, this section shall be read to require Intermediary to provide only that information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

     1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) business days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than ninety (90) business days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

     2. FORM AND TIMING OF RESPONSE. (a) Intermediary agrees to provide the requested information specified in this Section B promptly, but in any event not later than ten business days after receipt of a request by the Fund or its designee. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in this Section B is itself a financial intermediary

         ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in this Section B for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

     (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and

     (c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

C. LIMITATIONS ON THE USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

D. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

     1. FORM OF INSTRUCTIONS. Instructions must include the Contract owner's unique identification number and/or the participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place.

     2. TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by the Intermediary.

     3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

E. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Fund(s) by the Accounts in connection with the Contracts. This Agreement supplements those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

F. TERMINATION. This Agreement will terminate with respect to a specific Fund upon the termination of the Fund Participation Agreement relating to that Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

DREYFUS SERVICE COPORATION

/s/Matthew Perrone
   Matthew Perrone

   Executive Vice President

INTERMEDIARY:

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

On behalf of its separate account Allianz Life of NY Variable Account C

       (please enter full legal name of Intermediary above)


By:  /s/STEWART D. GREGG
        ------------------------------------------------------
                      (signature)

Name: STEWART D. GREGG
      --------------------------------------------------------
                      (please print)

Title:   ASSISTANT SECRETARY
         -----------------------------------------------------

Date:   4/10/06
        ------------------------------------------------------

                        SHAREHOLDER INFORMATION AGREEMENT

              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

         This Shareholder Information Agreement ("Agreement") is entered into as of April 16, 2007, and is among Franklin/Templeton Distributors, Inc. ("Distributors") on behalf of each Fund, as defined below, and the Intermediary, as defined below. Unless otherwise specified, capitalized terms have the meaning set out under "Definitions," below.

         WHEREAS, Intermediary is a "financial intermediary" as that term is defined in Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, Distributors serves as the principal underwriter to the Funds; and

         WHEREAS, Distributors and Intermediary wish to enter into this Agreement in accordance with Rule 22c-2 under the 1940 Act.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Distributors and Intermediary hereby agree as follows:

1.         SHAREHOLDER INFORMATION

         1.1 AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund or its designee, Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

                  1.1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which transaction information is sought. The Fund or its designee may request transaction information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

                    (A) TIMING OF REQUESTS. Requests from the Fund or its designee for Shareholder information shall be made no more frequently than quarterly except as the Fund or its designee deems necessary to investigate compliance with policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

        1.1.2 FORM AND TIMING OF RESPONSE.

                    (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in Section I.I, above. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom Intermediary has received the identification and transaction information specified in
                         Section I.I above is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either: (i) provide (or arrange to have provided) the information set forth in Section I.I for those shareholders who hold an account with an indirect intermediary; or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii); and

                    (b) Responses required by this Section I.I must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and Intermediary; and

                    (c) To the extent practicable and agreed by the parties, the format for any transaction information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format.

         1.1.3 LIMITATIONS ON USE OF INFORMATION. Unless the Intermediary provides prior written consent, Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law I06-I02) and comparable state laws.

2.        RESTRICTION OF TRADING

          2.1 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund or its designee, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

                  2.1.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or Gil and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

                  2.1.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after Intermediary receives the instructions.

                   2.1.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund or its designee that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

          2.2 CONSTRUCTION OF THE AGREEMENT; PARTICIPATION AGREEMENTS. The parties have entered into one or more agreements between or among them governing the purchase and redemption of shares of the Funds in connection with the Contracts (collectively, "Participation Agreements"). This Agreement supplements those Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Participation Agreement with regard to the requirements of Rule 22c-2, the terms of this Agreement shall control.

3.        MISCELLANEOUS PROVISIONS

          3.1 REQUESTS PRIOR TO OCTOBER 16, 2007. Intermediary shall be able to promptly respond to requests for Shareholder information by no later than October I6, 2007. Information requests prior to October I6, 2007, shall be governed by whatever practices, if any, that Fund and Intermediary have previously utilized to govern such requests.

         3.2 TERMINATION. This Agreement will terminate upon the termination of the Participation Agreements and redemption of all shares in the Fund held by the Intermediary.

         3.3 INDEMNIFICATION. Distributors agrees to indemnify and hold Intermediary harmless from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorneys' fees) arising in connection with a third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund or its designee in response to a request for information pursuant to the terms of this Agreement ("Losses"). Distributors shall not be liable for Losses unless the Intermediary has provided adequate written notice to Distributors promptly after the summons or other first legal process. In addition, Distributors will be entitled to participate in, at its own expense, or shall be entitled to assume the defense thereof, consistent with the terms of the Participation Agreement.

         3.4 FORCE MAJEURE. The parties to this Agreement are excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. Each party so affected shall promptly give written notice to the other parties and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such force majeure event.

4.        DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

         The term "INTERMEDIARY" means: (i) the insurance company separate accounts listed on Attachment A of this Agreement (which is a part of this Agreement) as well as those identified in Schedule B of the Participation Agreement(s) to which Distributors and Intermediary are parties, as such Participation Agreement(s) may be amended from time to time; and (ii) the life insurance company depositor of such separate accounts.

         The term "FUND" shall mean each series of Franklin Templeton Variable Insurance Products Trust in which Intermediary invests and includes:
         (i) an administrator for the Fund; (ii) the principal underwriter or distributor for the

Fund; and (iii) the transfer agent for the Fund. The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the I940 Act.

The term "SHARES" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the I940 Act that are held by Intermediary.

The term "SHAREHOLDER" means the holder of interests in a variable annuity or variable life insurance contract issued by Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

The term "SHAREHOLDER-INITIATED TRANSFER PURCHASE" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as part of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as part of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) as pre-arranged transfers at the conclusion of a required free look period.

The term "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs;
(ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term "WRITTEN" includes electronic writings.

         IN WITNESS WHEREOF, each party has caused a duly authorized officer or representative to execute this Agreement.

                                  FRANKLIN/TEMPLETON DISTRIBUTORS, INC.


                                              By: /s/ Thomas Regner

                                              Name: Thomas Regner

                                              Title: Senior Vice President

                                              ALLIANZ LIFE INSURANCE COMPANY OF
                                              NEW YORK ON BEHALF OF ITSELF AND
                                              THE SEPARATE ACCOUNTS REFERENCED
                                              IN THIS AGREEMENT AND ITS
                                              ATTACHMENT

                                              By: /s/Stewart D. Gregg
                                              Name:  STEWART D. GREGG
                                                     ----------------

                                              Title:ASSISTANT SECRETARY

                                  ATTACHMENT A

NAME OF INSURANCE COMPANY:

         Allianz Life Insurance Company of New York

NAME OF SEPARATE ACCOUNT(S):

         Allianz Life of NY Variable Account C

                          J. P. MORGAN SERIES TRUST II

                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

The insurance company executing this Amendment, Allianz Life Insurance Company of New York ("Insurance Company"), and J.P. Morgan Series Trust II (the "Trust"), on behalf of itself and each of its series (each a "Fund", collectively, the "Funds"), hereby agree to amend the Fund Participation Agreement dated November 1, 1999, to which they are parties (the "Agreement"), as of April 16, 2007, by adding the following provisions effective as of October 16, 2007, as mandated by Rule 22c-2 of the Investment Company Act of 1940 (the "Investment Company Act"). This Amendment supplements the Agreement; to the extent terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

ARTICLE XV        SHAREHOLDER INFORMATION

         15.1 AGREEMENT TO PROVIDE INFORMATION. Insurance Company agrees to provide the Fund, or its designee, upon written request, the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an Insurance Company Fund Account maintained by the Insurance Company during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

               15.l.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. A request may be ongoing and continuous (e.g., for each trading day throughout the year) or for specified periods of time. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by the Fund for the purpose of eliminating or reducing market timing and abusive trading practices.

                       15.l.l.a TIMING OF REQUESTS. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any market timing and abusive trading practices.

               15.1.2 FORM AND TIMING OF RESPONSE. (a) Insurance Company agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in 15.1. If requested by the Fund, or its designee, Insurance Company agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in 15.1 is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund, or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in 15.1 for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Insurance Company additionally agrees to inform the Fund whether it plans to perform (i) or (ii). (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Insurance Company; and
               (c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

                       15.1.3 LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Amendment for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

         15.2 AGREEMENT TO RESTRICT TRADING. Insurance Company agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Insurance Company Fund Account) that violate policies established by the Fund for the purpose of eliminating or reducing market timing and abusive trading practices. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Insurance Company. Instructions must be received by us at the following address, or such other address that Insurance Company may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

               15.2.l Form of Instructions. Instructions to restrict or prohibit trading must include the the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the the specific individual contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

               15.2.2 Timing of Response. Insurance Company agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

               15.2.3 Confirmation by Insurance Company. Insurance Company must provide written confirmation to the Fund that instructions have been executed. Insurance Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

         15.3  DEFINITIONS.  For purposes of this Amendment:

               15.3.1 The term "Insurance Company Fund Account" means an omnibus account with the Fund maintained by Insurance Company.

               15.3.2 The term "Fund" includes JPMorgan Distribution Services, Inc., which is the Fund's principal underwriter, the Fund's transfer agent and the series of the Trust listed in the Agreement.

               15.3.3 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by or through an Insurance Company Fund Account.

               15.3.4 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Insurance Company ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

               15.3.5 The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit;
               (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or
               (v) pre-arranged transfers at the conclusion of a required free look period.

               15.3.6 The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs;
               (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

               15.3.7 The term "written" and/or "in writing" includes electronic writings and facsimile transmissions.

               15.3.8 The term "Insurance Company" shall mean a "financial intermediary" as defined in Rule 22c-2 of the Investment Company Act.

               15.3.9 The term "purchase" does not include the automatic reinvestment of dividends.

               15.3.10 The term "promptly" as used in 15.1.2 shall mean as soon as practicable but in no event later than 10 business days from the Insurance Company's receipt of the request for information from the Fund, or its designee.

                           ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK on behalf of its separate account Allianz Life of NY Variable Account C

             Authorized Signer: /s/Stewart D. Gregg

                           Name:   STEWART D. GREGG
                           Title:  ASSISTANT SECRETARY

                           Date:   APRIL 6, 2007

                           J.P. MORGAN SERIES TRUST II

               Authorized Signer:/S/ARTHUR A. JENSEN
                            Name:   ARTHUR A JENSEN
                           Title:   ASSISTANT TREASURER

                            Date:   4/9/07

                        SHAREHOLDER INFORMATION AGREEMENT

         (UNDER RULE 22C-2(A) (2) OF THE INVESTMENT COMPANY ACT OF 1940)

This Agreement is effective as of the 17th DAY of April, 2007, by and between OppenheimerFunds Services ("OFS"), a division of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. ("Distributor") and referred together with OFS as "Oppenheimer", and Allianz Life Insurance Company of New York ("Intermediary") the following affiliate(s),

  NONE
-------------------------------------------------------------------------------,
and all future affiliates as parties to the Intermediary Agreement
(the "Agreement").

SHAREHOLDER INFORMATION

1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

               1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

               1.2 FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than I0 business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide to the fund the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in SEC Rule 22c-2 under the Investment Company Act.

               1.3 LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

2. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

           2.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

           2.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

           2.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3. DEFINITIONS. For purposes of this paragraph:

           3.1 The term "Fund" includes the fund's principal underwriter and transfer agent. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of I940.*

           3.2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of I940 that are held by the Intermediary.

           3.3 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary.

           3.4 The term "written" includes electronic writings and facsimile transmissions.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

         Allianz Life Insurance Company of New York

         On behalf of its separate account Allianz Life of NY Variable Account C

         NAME OF INTERMEDIARY

                  By: /s/ Stewart D. Gregg
                  Name:   Stewart D, Gregg
                  Title:  Assistant Secretary
                  Date:   April 6, 2007

         OPPENHEIMERFUNDS SERVICES (a division of OppenheimerFunds, Inc.)

                       By: /s/ Susan Cornwell
                               Susan Cornwell
                               Senior Vice President
                     Date:     4/13/07

              OPPENHEIMERFUNDS DISTRIBUTOR, INC. By:
                      By: /s/  Richard Knott
                               Richard Knott
                               President

                         Date: 4/17/07

* As defined in SEC Rule 22c-2(b), the term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

                  RULE 22C-2 SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT is made as of the Effective Date (as defined below) by and between Prudential Investment Management Services LLC ("Fund Agent"), as principal distributor for the JennisonDryden, Strategic Partners and Target families of mutual funds and the Nicholas Applegate Growth Equity Fund such other funds for which it acts as distributor (the "Funds") and Allianz Life ("Intermediary"). WHEREAS, Fund Agent is the distributor and principal underwriter for the Funds;

WHEREAS, Fund Agent has identified Intermediary as a Financial Intermediary (as defined below);

WHEREAS, Intermediary facilitates trading for shareholders investing in one or more of the Funds;

WHEREAS, pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended ("Rule 22c-2"), Fund Agent is required to enter into an agreement with Intermediary on behalf of the Funds under which Intermediary is required to provide the Funds, upon request, with certain shareholder and account information and to prohibit transactions that violate each Fund's anti-market timing policies.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Fund Agent and the Intermediary hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         1.1 The term "Effective Date" means April 16, 2007, or such other compliance date mandated by Rule 22c-2.

         1.2 The term "Fund" includes the fund's principal underwriter and transfer agent. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Investment Company Act of 1940(1).

         1.3 The term "Financial Intermediary" means (i) any broker, dealer, bank, or other entity that holds securities of record issued by the Fund in nominee name; and (ii) in the case of a participant-directed employee benefit plan that owns securities issued by the Fund (1) a retirement plan administrator under ERISA or (2) any entity that maintains the plan's participant records.

         1.4 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund by the Intermediary.

         1.5 The term "Shareholder" means the beneficial owner of Shares, whether the



(1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

                  Shares are held directly or by the Intermediary in nominee name, or, if the Intermediary is a retirement plan recordkeeper, means the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of Shares.

         1.6 The term "written" includes electronic writings and facsimile transmissions.

2.        SHAREHOLDER INFORMATION

          2.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

          2.1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period for which transaction information is sought, which generally will not exceed ninety (90) calendar days of transaction information. The Fund will not request transaction information older than from the date of the request unless the Fund deems it necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of value of the outstanding shares issued by the Fund. The Fund may request transaction information older than twelve (12) months from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

          2.1.2. FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than ten (10) business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to use reasonable efforts to: (i) provide or arrange to provide to the Fund the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in Rule 22c-2 under the Investment Company Act of 1940.

          2.1.3. LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

2.2 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

     2.2.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

     2.2.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

     2.2.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3. EFFECT OF THIS AGREEMENT. This Agreement, which is effective as of the Effective Date, supplements the Dealer Agreement between our firms. In the event of any conflict between this Agreement and the Dealer Agreement, this Agreement shall control.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the Effective Date.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC

/S/JOHN N. DRAHZAL
By: John N. Drahzal
Title: Vice President

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

On behalf of its separate account Allianz Life of NY Variable Account C

/S/    STEWART D. GREGG
By: Stewart D. Gregg
Title: Assistant Secretary

                        VAN KAMPEN LIFE INVESTMENT TRUST

                        SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT, dated as of March 16, 2007, is by and between Van Kampen Funds Inc. ("Fund Agent") and the financial intermediary whose name appears on the signature page of this Agreement ("Intermediary"). Fund Agent is entering into this Agreement on behalf of Van Kampen Life Investment Trust., including any separate series or portfolios thereof, whether existing at the date of this Agreement or established subsequent hereto (each, a "Fund," and, collectively, the "Funds").

                                   WITNESSETH:

WHEREAS, SEC Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries (as defined by the Rule), obligating each financial intermediary, to (i) provide the fund company, upon request, with specific shareholder identification and transaction information, and (ii) execute any instructions from the fund company to block trading of fund shares by shareholders who have been identified as engaging in transactions of fund shares that violate the fund company's market-timing and short-term trading policies;

WHEREAS, Fund Agent is the principal underwriter and distributor for the Funds; and

WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by a fund in nominee name; (ii) in the case of a participant-directed employee benefit plan that owns securities issued by a Fund (1) a retirement plan administrator under ERISA or (2) an entity that maintains the plan's participant records; or (iii) an insurance company separate account.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

A. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

1. The term "Fund" shall mean an open-end management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Funds; (ii) the principal underwriter or distributor for the Funds; or (iii) the transfer agent for the Funds. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940 Act.(1)

2. The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by the Intermediary.

(1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

3. The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

4. The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that ARE executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

5. The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

6. The term "written" includes electronic writings and facsimile transmissions.

B. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN")*, or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, this section shall be read to require Intermediary to provide only that information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

        1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) business days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than ninety (90) business days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

* According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain, a Social Security Number (SSN) from the Social Security Administration
     (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

2. TIMING OF REQUESTS. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

3. FORM AND TIMING OF RESPONSE. (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in this Section B. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in this Section B is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in this Section B for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

     (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and

     (c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

C. LIMITATIONS ON THE USE OF INFORMATION. The. Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

D. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares. issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

     1. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

     2. TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by the Intermediary.

        3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

E. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Fund(s) by the Accounts in connection with the Contracts. This Agreement supplements those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

F. TERMINATION This Agreement will terminate with respect to a specific Fund upon the termination of the Fund Participation Agreement relating to that Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

VAN KAMPEN FUNDS INC.

    /s/Michael P. Kiley
       Michael P. Kiley
       President and Chief Executive Officer

INTERMEDIARY:

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

On behalf of separate account Allianz Life of NY Variable Account C (please enter full legal name of Intermediary above)

By: /s/  Stewart D. Gregg
Name:    Stewart D. Gregg
         (please print)
Title:   Assistant Secretary

Date:    April 6, 2001

FORM OF BLACKROCK MODEL VARIABLE ANNUITY RULE 22C-2 AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT entered into by and between BlackRock Distributors, Inc. and its successors, assigns and designees ("BDI") and the Intermediary with an effective date of April 16, 2007.

Prior to the effective date of this Shareholder Information Agreement, BDI, the Fund and the Intermediary agree that any request made to the Intermediary by BDI or the Fund for shareholder transaction information, and the Intermediary's response to such request, shall be governed by whatever practices the Fund and the Intermediary had utilized in the absence of a formal agreement, if any, to govern such requests.

As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

The term "Intermediary" shall mean Allianz Life Variable Account B and Allianz Life of NY Variable Account C, which are (i) a broker, dealer, bank, or other entity that holds securities of record issued by the Fund in nominee name; (ii) in the case of a participant directed employee benefit plan that owns securities issued by the Fund (1) a retirement plan administrator under ERISA or (2) any entity that maintains the plan's participant records; or (iii) insurance company separate accounts.

The term "Fund" shall mean any open-ended management investment company that is registered or required to register under Section 8 of the Investment Company Act of 1940 and for which BDI acts as distributor, and includes (i) an investment adviser to or administrator for the Fund; and (ii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.(1)

The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include the following: (i) transactions that are executed automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) transactions that are executed pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

-------------------------------------------
(1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs;
(ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

BDI and the Intermediary hereby agree as follows:

SHAREHOLDER INFORMATION

1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund or its designee, upon written request of BDI or the Fund, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or the account (if known) and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

2. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, which generally will not exceed 90 days from the date of the request, for which transaction information is sought. BDI and/or the Fund may request transaction information older than 90 days from the date of the request as they deem necessary to investigate compliance with policies (including, but not limited to, polices of the Fund regarding market-timing and the frequent purchasing and redeeming or exchanges of Fund shares or any other inappropriate trading activity) established or utilized by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

3. FORM AND TIMING OF RESPONSE. (a) Intermediary agrees to provide, promptly, but in any event not later than ten (10) business days after receipt of a request from the Fund, BDI or their designee, the requested information specified in Section 1. If requested by the Fund, BDI or their designee, Intermediary agrees to use best efforts to determine promptly, but in any event not later than ten (10) business days after receipt of a request, whether any specific person about whom it has received the identification and transaction information specified in Section 1 is itself a financial intermediary (as defined in Rule 22c-2) ("indirect intermediary") and, upon further request of the Fund, BDI or their designee, promptly, but in any event not later than five
(5) business days after receipt of a request, either (i) provide (or arrange to have provided) the information set forth in Section 1 for those Shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund, BDI or their designee and the Intermediary; and

(c) To the extent practicable, the format for any transaction information provided to the Fund, BDI or their designee should be consistent with the NSCC Standardized Data Reporting Format.

4. LIMITATIONS ON USE OF INFORMATION. BDI and the Fund agree not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory requests or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

5. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from BDI or the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by BDI or the Fund, in their sole discretion, as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies ( including, but not limited to, policies of the Fund regarding market-timing and the frequent purchasing and redeeming or exchanging of Fund Shares or any other inappropriate trading activity) established or utilized by the Fund for the purpose of eliminating or reducing, or that would result in any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to BDI or the Fund in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

Ivy Beebe
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN  55416-1297
763.765.6106
IVY.BEEBE@ALLIANZLIFE.COM

With a copy to:

Stephen G. Simon, Chief Compliance Officer
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN  55416-1297
STEVE.SIMON@ALLIANZLIFE.COM

6. FORM OF INSTRUCTIONS. Instructions to restrict or prohibit trading must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

7. TIMING OF RESPONSE. Intermediary agrees to execute instructions to restrict or prohibit trading as soon as reasonably practicable, but not later than five
(5) business days after receipt of the instructions by the Intermediary.

8. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to BDI and the Fund that instructions to restrict or prohibit trading have been executed. Intermediary agrees to

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

provide confirmation as soon as reasonably practicable, but not later than ten
(10) business days after the instructions have been executed.

9. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more fund participation agreements between or among them for the purchase and redemption of shares of the Fund by accounts in connection with the Contracts. This Agreement supplements those fund participation agreements. To the extent the terms of this Agreement conflict with the terms of a fund participation agreement, the terms of this Agreement shall control.

10. TERMINATION. This Agreement will terminate upon the termination of the fund participation agreements.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date written below.

BlackRock Distributors, Inc.

___________________________
By: Bruno DiStefano
Title: Vice President
Date:


______________________________
[Intermediary]

______________________________
By:
Title:
Date:


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